                                               SEMIANNUAL REPORT | June 30, 2002




                                                                      The Strong

                                                                          Growth

                                                                           Funds



                              [PHOTO APPEARS HERE]


             Strong Discovery Fund

              Strong Endeavor Fund

      Strong Large Cap Growth Fund

  Strong U.S. Emerging Growth Fund

             Strong Blue Chip Fund

            Strong Enterprise Fund

             Strong Growth 20 Fund

                Strong Growth Fund

                                                                   [STRONG LOGO]

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                    SEMIANNUAL  REPORT | June 30, 2002


                                                                      The Strong

                                                                          Growth

                                                                           Funds


Table of Contents


Investment Reviews

          Strong Discovery Fund ................................  2
          Strong Endeavor Fund .................................  4
          Strong Large Cap Growth Fund .........................  6
          Strong U.S. Emerging Growth Fund .....................  8
          Strong Blue Chip Fund ................................ 10
          Strong Enterprise Fund ............................... 12
          Strong Growth 20 Fund ................................ 14
          Strong Growth Fund ................................... 16

Financial Information

          Schedules of Investments in Securities
               Strong Discovery Fund ........................... 18
               Strong Endeavor Fund ............................ 20
               Strong Large Cap Growth Fund .................... 22
               Strong U.S. Emerging Growth Fund ................ 24
               Strong Blue Chip Fund ........................... 25
               Strong Enterprise Fund .......................... 26
               Strong Growth 20 Fund ........................... 28
               Strong Growth Fund .............................. 29
          Statements of Assets and Liabilities ................. 33
          Statements of Operations ............................. 37
          Statements of Changes in Net Assets .................. 41
          Notes to Financial Statements ........................ 44

Financial Highlights ........................................... 53

Directors and Officers ......................................... 59

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A Few Words From Dick Strong
--------------------------------------------------------------------------------


[PHOTO APPEARS HERE]


Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

   1. The stock market is one of the backbones of America's economy and way of life.

   2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.

   3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500(r) Index Average delivered a 10.2% rate of return.

   4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.


[SIGNATURE]


Performance is historical and does not represent future results.

Strong Discovery Fund
================================================================================

Your Fund's Approach

The Strong Discovery Fund seeks capital growth. It invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, the managers have the flexibility to invest up to 100% of the Fund's assets in bonds. The Fund would primarily invest in intermediate- and long-term investment-grade bonds. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a holding if its growth potential or fundamental qualities change. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-87 to 6-30-02

                              [CHART APPEARS HERE]

                                                 Lipper Mid-Cap
              The Strong      Russell 2000(R)      Core Fund
            Discovery Fund         Index*           Average*
            --------------    ---------------    --------------
Dec 87         $10,000            $10,000           $10,000
Dec 88         $12,445            $12,502           $12,055
Dec 89         $15,428            $14,535           $15,470
Dec 90         $15,005            $11,704           $14,362
Dec 91         $25,151            $17,093           $20,620
Dec 92         $25,639            $20,240           $23,555
Dec 93         $31,333            $24,061           $27,483
Dec 94         $29,553            $23,622           $26,971
Dec 95         $39,845            $30,343           $35,124
Dec 96         $40,439            $35,347           $42,198
Dec 97         $44,825            $43,252           $53,807
Dec 98         $47,981            $42,151           $58,729
Dec 99         $50,516            $51,111           $72,305
Dec 00         $52,520            $49,567           $79,990
Dec 01         $54,711            $50,799           $76,484
June 02        $52,179            $48,411           $70,466

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(r) Index and the Lipper Mid-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Over the course of the first half of the year, the market became less optimistic about the speed of the economic recovery. This change in sentiment affected virtually every security in the portfolio. Technology stocks were hit hardest of all, however, as investors came to realize that corporate spending on software and telecommunications were unlikely to recover quickly.

    As earnings estimates fell, so did stock prices. During the first quarter of 2002, the Fund saw its fair share of disappointments that were tied to specific companies, but in the second quarter the Fund's performance was largely driven by the overall downturn in the equity markets.

    The second major factor affecting the market revolved around corporate honesty and integrity in the wake of high-profile accounting scandals. We have gone to great lengths to emphasize companies with conservative accounting, conservative managements, and mundane businesses that do not attract financial alchemists. We continue to emphasize companies with clear financial reporting, low levels of debt, and solid operating histories.

Q:  How did your Fund perform?

A: Given the volatile equity market, the Fund performed reasonably well for the six months through June. As has been the case in prior periods, the Fund performed in line with its broad-based benchmark, the Russell 2000 Index(r). During the period, we carefully assessed stock prices, seeking to identify reasonable prices for buying and selling. We also preferred businesses whose operating histories have endured over time. These investment criteria helped to mitigate losses during periods of volatility. In the second quarter, the Fund also held a cash position that was slightly larger than normal; we are decreasing this position as we identify and invest in attractively priced growth stocks.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: The Fund has retained exposure to economically sensitive companies, which have felt the effects of an industrial slowdown since 1998. Although these companies have struggled in recent times, as the economy recovers they should benefit from a rebound in infrastructure spending.

    The Fund also maintains significant positions in a variety of financials such as insurance, regional banks, brokerages, and money managers. Many of these companies have strong earnings visibility thanks to their fee-based revenues and should be in a position to participate reasonably in an economic recovery. Other core holdings are in food companies, which represent perhaps our most defensive positions.

    We began to scale back the Fund's commitment to the technology sector late in the first quarter, as we became concerned over continued weak corporate technology spending. For most of the second quarter, the Fund's allocation to tech stocks was roughly half that of the Russell Midcap Index. We're now slowly increasing our exposure in this sector, though it remains a modest position.

    We also ratcheted back our weighting in biotechnology this spring, as the Food and Drug Administration (FDA) rejected several prominent drugs or sent them back for further trials. We took this weighting down to about half the index weighting and remain cautious with regard to this sector until stock prices more fully reflect the FDA's heightened scrutiny.

Q:  What is your future outlook?

A: Our outlook assumes the market will eventually come to grips with the corporate integrity issues. As the economy continues to improve, we believe the market could stage a robust rally in the fourth quarter. As we move through the second half of 2002, we will continue to search for opportunities in reasonably valued growth companies. We continue to buy stocks of companies that can improve their unit sales volume and raise the prices they receive from consumers. In a nervous equity market, we believe it will be these types of fundamentally sound companies that will be able to produce solid increases in earnings and share-price appreciation.

    We appreciate your investment in the Strong Discovery Fund.


    Thomas J. Pence
    Portfolio Co-Manager

    Nicholas B. Truitt
    Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02
----------------------------
1-year                -9.49%

3-year                 4.61%

5-year                 4.41%

10-year                8.51%

Since Fund Inception  12.07%
(12-31-87)

    Equity funds are volatile investments and should only be considered for long-term goals.


*The Russell 2000(r) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Average is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Endeavor Fund

Your Fund's Approach

The Strong Endeavor Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well-positioned in a growth industry). The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. In addition, the Fund may utilize an active trading approach.

Growth of an Assumed $10,000 Investment+
From 4-6-01 to 6-30-02

[GRAPHIC]

                 The Strong         S&P 500(R)      Lipper Large-Cap
                Endeavor Fund         Index*       Growth Funds Index*
                -------------       ----------     -------------------
Mar 2001           $10,000            $10,000            $10,000
Jun 2001           $10,820            $10,880            $10,500
Sep 2001           $ 9,050            $ 9,284            $ 8,414
Dec 2001           $ 9,940            $10,276            $ 9,610
Mar 2002           $ 9,450            $10,304            $ 9,366
Jun 2002           $ 8,050            $ 8,924            $ 7,884


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: At the beginning of the year, economic data pointed toward a fundamental economic recovery, but early enthusiasm quickly led to skepticism regarding the pace and sustainability of the rebound. Concerns over international conflict in the Middle East lent a cautious tone to the market. Perhaps the greatest influence on the markets over the six months, however, was the erosion of investor confidence in the wake of several high-profile revelations of questionable accounting practices. Investors reassessed their willingness to take risk in the equity markets, and they appear to have lowered the bar on valuations on equities across the board.

Q:   How did your Fund perform?

A: The year began with a sell-off through mid-February, followed by a dramatic rally through mid-March, which was the peak performance period for the Strong Endeavor Fund. This upturn was fueled by sporadic reports of improving economic data. Since mid-March, however, the markets have experienced a sustained sell-off.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: As we manage the Fund, we seek out those companies that appear to offer the most tangible evidence of solid fundamental businesses.

     Over the past six months, this approach led us to significant positions in consumer-staples, healthcare-facilities, and defense-electronics stocks. We found consumer stocks that appeared to be benefiting from increased volume and improving international operations. In healthcare, we identified hospitals with strong fundamentals and managed-care companies experiencing expanding margins in a tough economic environment. Defense-related stocks benefited from increased awareness and spending on defense initiatives in the wake of the tragic events of September 11.

     During the six months, we decreased our weightings in technology and maintained an underexposure to pharmaceutical companies compared to other holdings in the Fund. We have particularly cut our allocation to technology since mid-March, a step that contributed positively to the Fund's performance. The assets we do have in technology continue to be limited to companies that appear to have strong fundamental positions, along with prospects for sustainable future growth. We based our underweighting in pharmaceuticals on these companies' decelerating growth prospects, especially given pricing pressure. This strategy also allowed us to avoid greater losses, as many recognizable pharmaceutical companies have posted significant declines to date.

Q:   What is your future outlook?

A: As we look forward, we continue to focus on companies with good fundamentals and identifiable opportunities for strong growth. It is difficult to predict the timing of an economic recovery, or to assess when investors will regain their appetite for equities after dealing with reports of questionable accounting practices. Nonetheless, the past six months have provided us with attractive opportunities to purchase companies that we believe have the best ability to control their own destiny, regardless of the macroeconomic environment. Through our research process, we seek to identify companies that can drive unit volume growth and demonstrate the ability to raise prices. Although conditions are challenging, we remain diligent in searching for great companies led by skilled, honest management teams that are trading at reasonable valuations.

     Thank you for your investment in the Strong Endeavor Fund.

     Thomas J. Pence
     Portfolio Co-Manager

     D. Paul Berg
     Portfolio Co-Manager


Average Annual Total Returns
As of 6-30-02
--------------------------------------

          1-year               -25.60%

          Since Fund Inception -16.13%
          (4-6-01)

Equity funds are volatile investments and should only be considered for long-term goals.


     The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

    *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund
================================================================================

Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index)* at the time of investment. The Fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-02

                              [CHART APPEARS HERE]

                The Strong                      Lipper Large-Cap
                 Large Cap       S&P 500(R)       Growth Funds
                Growth Fund        Index*            Index*
                -----------      ----------     ----------------
Dec 81            $ 10,000        $ 10,000          $ 10,000
Dec 82            $ 13,250        $ 12,155          $ 12,891
Dec 83            $ 18,720        $ 14,896          $ 15,808
Dec 84            $ 20,685        $ 15,831          $ 15,135
Dec 85            $ 25,936        $ 20,854          $ 20,107
Dec 86            $ 31,121        $ 24,747          $ 23,476
Dec 87            $ 33,002        $ 26,046          $ 24,258
Dec 88            $ 38,141        $ 30,360          $ 26,887
Dec 89            $ 39,140        $ 39,963          $ 35,572
Dec 90            $ 36,367        $ 38,721          $ 34,925
Dec 91            $ 48,578        $ 50,492          $ 47,967
Dec 92            $ 48,844        $ 54,334          $ 51,270
Dec 93            $ 59,851        $ 59,798          $ 56,735
Dec 94            $ 59,027        $ 60,584          $ 56,268
Dec 95            $ 74,963        $ 83,324          $ 75,916
Dec 96            $ 85,512        $102,443          $ 91,524
Dec 97            $106,181        $136,608          $116,777
Dec 98            $140,208        $175,645          $159,368
Dec 99            $223,975        $212,601          $214,856
Dec 00            $193,951        $193,263          $172,576
Dec 01            $131,366        $170,311          $131,385
Dec 02            $106,878        $147,913          $107,792


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: U.S. equity markets were under pressure throughout the first six months of 2002, despite many positive conditions: the U.S. economy continued to recover, consumer spending remained solid, the housing market held strong, inflation remained under control, interest rates stayed near record lows, and labor productivity gains continued. Large-cap growth stocks were the weakest-performing segment of the U.S. equity market during the period, as a stream of bad news weighed heavily on these companies.

     Among the disappointments was the failure of earnings growth to materialize in the technology and telecommunication sectors, and the lack of new product approvals for many pharmaceutical and biotechnology companies. Perhaps of greatest impact were the accounting and governance scandals that rocked some of the most prominent corporations in America. The vast majority of corporations are run by honest and law-abiding individuals; these high-profile exceptions have nonetheless cast a shadow over the entire market. This crisis of confidence has helped to create a disconnect between the apparently improving U.S. economy and the jittery stock market. Much of the negative sentiment has already been reflected in the valuations of many companies.

Q:   How did your Fund perform?

A: In conjunction with the broader market and with growth stocks in particular, the Fund suffered a significant correction in the first half of 2002. The Fund underperformed its broad-based benchmark, the S&P 500 Index, during the first six months of 2002.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund invests in precisely the types of stocks its name implies -- and this area of the market has felt the full impact of the market's decline. While it is difficult to avoid damage in such conditions, there were some sturdy growth holdings in the Fund that contributed positively over the past six months. These included leading defense contractors, pharmaceuticals distributors, financial service providers, and retailers.

     Our strategy in this market environment has been to blend stable, dependable growth companies with those whose earnings appear set to benefit strongly from an improving economy. We have sought to avoid lower-quality companies with erratic growth rates, declining market share, or weakening balance sheets. Many of the problem stocks that have surfaced feature one or more of these characteristics.

Q:   What is your future outlook?

A: In time, all storms pass and sunshine returns. We believe this will be the case for large-cap growth stocks. Outstanding companies in this area of the market that are well-managed and possess strong balance sheets should benefit from a strengthening economy. They appear positioned to emerge from the current market unrest as dominant winners in the competition for global market share.

     As growth managers, we ardently believe that as the economy improves, earnings will follow -- and this earnings improvement should eventually drive stock appreciation. The U.S. has suffered bear markets in the past, and in each case has recovered and moved on to new bull markets. It is our conviction that the crises that currently confront our nation will in time lead us to a position of greater strength. This has been the repeated pattern of history.

--------------------------------
Average Annual Total Returns

As of 6-30-02
--------------------------------
          1-year                -26.67%

          3-year                -12.98%

          5-year                  2.14%

          10-year                 8.87%

          Since Fund Inception   12.25%
          (12-30-81)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------

     We appreciate your patience and support during this period. Thank you for your investment in the Strong Large Cap Growth Fund.

     Ian J. Rogers
     Portfolio Co-Manager

     Bruce C. Olson
     Portfolio Co-Manager

    *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S. Emerging Growth Fund

Your Fund's Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. The Fund may also invest up to 20% of its net assets in foreign securities.

                   Growth of an Assumed $10,000 Investment/+/
                            From 12-31-98 to 6-30-02

              The Strong U.S.         Russell 2000(R)    Lipper Small-Cap Growth
            Emerging Growth Fund          Index*              Funds Index*
            --------------------      ---------------    -----------------------
Dec 98            $10,000                 $10,000                $10,000
Mar 99            $12,080                 $ 9,458                $ 9,675
Jun 99            $12,330                 $10,928                $11,053
Sep 99            $13,000                 $10,237                $11,253
Dec 99            $19,886                 $12,126                $16,117
Mar 00            $24,038                 $12,985                $19,003
Jun 00            $25,307                 $12,494                $17,986
Sep 00            $24,393                 $12,632                $17,702
Dec 00            $19,943                 $11,759                $14,787
Mar 01            $15,085                 $10,994                $11,996
Jun 01            $18,976                 $12,565                $13,996
Sep 01            $12,494                 $ 9,953                $10,493
Dec 01            $15,782                 $12,052                $12,869
Mar 02            $14,731                 $12,532                $12,683
Jun 02            $12,609                 $11,485                $10,973

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The first half of 2002 was a very difficult period for small- and mid-cap growth investors. Our Fund was no exception, as we underperformed our broad-based benchmark, the Russell 2000(R) Index, and our peer benchmark, the Lipper Small-Cap Growth Funds Index.

     Our results clearly reflected the market's current bias toward consumer-related growth stocks and other traditionally defensive groups. Companies dependent upon corporate capital spending, especially those in the technology sector, fared the worst. After starting out with a market weighting in technology, we moved to an underweighting compared to our broad-based benchmark, the Russell 2000(R) Index as we saw fundamentals in the sector continue to deteriorate.

     We have remained true to our growth discipline while others have shifted to a value bias. While this has clearly hurt the Fund's performance in the short term, we believe that when growth stocks move back into favor, we will be well-positioned.

     Small- and mid-cap growth stocks continued to significantly underperform value stocks in the first half of the year, continuing a two-year trend. This was due in part to the weak performance of technology and biotechnology stocks, which are primarily growth-oriented.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Investment results for the first six months of 2002 have been heavily influenced by several events outside of the norm. We saw the seventh-largest company in the U.S. file for bankruptcy in the wake of allegations of massive accounting fraud. Then the country's largest accounting firm was virtually forced to shut down. In addition, accounting practices at some of the most established, premier growth companies came under fire. As many have stated, we now have a crisis of confidence in our entire market system.

     With all this turmoil at home -- and heightened tensions abroad -- it is not entirely surprising that the market had a poor first half of 2002. The second quarter proved weaker than the first, and higher-growth stocks were hit the hardest over the period. This had direct impact on the Fund's results.

     The modest economic recovery is encouraging, though it was all but overlooked over the reporting period. Normally, when the economy comes out of a recession, small- and mid-cap growth stocks appreciate dramatically, but so far the markets have not responded to a string of steadily improving macroeconomic data. We believe the signs are clear that the U.S. recovery is underway. We believe that, as the overall picture for corporate earnings improves, it is only a matter of time until investors come back to the high-quality, fast-growing companies that we seek out for the portfolio.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our decision to overweight our holdings in the consumer area compared to our broad-based benchmark late last year turned out to be a good one, as our retail and restaurant stocks did very well in the first half of the year. We had serious concerns about the telecommunications and technology sectors, and our belief was that the economic recovery would be led by the consumer rather than by capital spending. Economic data continue to point to surprisingly strong consumer spending.

     Healthcare services and education-related companies were also areas that outperformed compared to other holdings in the portfolio. These traditionally defensive areas benefited as investors sought less-volatile areas of the market.

     The holdings that cut into our performance the most came from the technology sector. We believed we had identified companies in the sector that would be able to flourish, even in this difficult environment. Unfortunately, we had several companies fall short of their earnings estimates, in every sector of technology. Our sell discipline subsequently led us to eliminate these companies from the portfolio. As a result, we ended the period with what is, for us, an unusually low weighting in technology. We are also underweighted in technology relative to our broad-based benchmark, and we intend to add to our holdings in the sector only when we can have greater confidence about the sector's prospects.

     Thank you for your investment in the Strong U.S. Emerging Growth Fund.

     Thomas L. Press
     Portfolio Co-Manager

     Donald M. Longlet
     Portfolio Co-Manager

     Robert E. Scott
     Portfolio Co-Manager


Average Annual Total Returns
As of 6-30-02

---------------------------------------

          1-year                -33.55%

          3-year                  0.75%

          Since Fund Inception    6.86%
          (12-31-98)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.


     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Blue Chip Fund
================================================================================

Your Fund's Approach

The Strong Blue Chip Fund seeks total return by investing for capital growth and income. It invests, under normal conditions, 80% of its assets in well-known, established, large-capitalization companies. The Fund's manager focuses on those companies believed to offer greater return potential. To a limited extent, the Fund may also invest in dollar-denominated foreign securities. The manager may sell a holding when it no longer offers attractive growth prospects.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-97 to 6-30-02

                              [CHART APPEARS HERE]

            The Strong Blue           S&P 500(R)         Lipper Large-Cap Growth
               Chip Fund                Index*                Funds Index*
Jun 97          $10,000                $10,000                  $10,000
Dec 97          $10,872                $11,057                  $10,932
Jun 98          $13,233                $13,015                  $13,171
Dec 98          $15,647                $14,217                  $14,920
Jun 99          $17,634                $15,977                  $16,708
Dec 99          $21,730                $17,208                  $20,115
Jun 00          $22,800                $17,136                  $20,161
Dec 00          $17,695                $15,643                  $16,156
Jun 01          $14,885                $14,596                  $13,440
Dec 01          $13,207                $13,785                  $12,300
Jun 02          $11,572                $11,972                  $10,091

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the first two months of this year, the stock market was essentially in a tug of war between the fear of accounting issues and the reality that the economic downturn was ending. February's economic reports became increasingly positive, only to be offset by additional reports of questionable corporate accounting. The tenor of the market was one of indecision and uncertainty, rather than outright pessimism. Stock prices began to improve in March, when there was a deluge of strong economic reports and positive comments from Fed chairman Alan Greenspan. Investors shifted their attention away from the accounting issues to participating in the new economic recovery.

     In the second quarter, however, the markets went into a general decline, driven more by emotional factors than fundamental news. Economic reports continued to confirm that the economy was in a sustainable recovery. Growth slowed somewhat, but employment, income, consumer spending, and production were all on the rise. The housing market remained strong, durable goods orders continued their increase, and there were even early signs of recovery in capital spending by corporations. Even such a string of positive news was not sufficient, however, to overcome concerns about improprieties in some companies' accounting, lingering fears of terrorism, and tensions in the Middle East.

Q: How did your Fund perform?

A: In this challenging environment, the Strong Blue Chip Fund was able to outperform both the S&P 500 Index and its peer group, the Lipper Large-Cap Growth Funds Index, but nonetheless posted a loss for the first half of the year.

Q: What investment strategies and techniques impacted your Fund's performance?

A: Early in the first quarter, we reduced the Fund's investments in the technology sector. These stocks had experienced a strong rally in 2001's fourth quarter, and valuations appeared to be running too far ahead of any fundamental improvement in the sector. This step was beneficial in the second quarter, as tech stocks suffered further, significant losses.

   In their place, we added to our positions in consumer-staples stocks. We based this decision on our assessment that the consumer is leading the current economic recovery, putting these stocks in a position to benefit handsomely. We also emphasized healthcare stocks in the portfolio, which performed well over the period; we did not hold the major pharmaceutical firms that were hit hard over the six months.

   Defense-oriented stocks continued to be profitable investments for the Fund, rising on plans for increased government spending in this area.

Q: What is your future outlook?

A: We believe there are a number of reasons to expect higher stock prices over the months ahead. The economy appears poised to continue to grow in the second half of the year, with additional signs of a recovery in sluggish capital spending. The Federal Reserve is unlikely to raise interest rates before late this year or sometime next year, allowing the favorable interest-rate environment to persist.

   We believe that most U.S. companies have moved toward conservative accounting practices or are in the process of doing so, meaning that corporate reporting should be more transparent in quarters to come. It now appears that corporate boards, regulators, and auditors are being more assertive in seeking out any questionable reporting or potential fraud. Reforms in accounting and corporate governance are underway. In time, we believe all these steps will help to restore investor confidence in the marketplace.

   Our primary focus for the balance of this year will be to invest in the companies that we believe will be able to profit from the modest economic recovery and resulting improvement in corporate profits. We intend to remain broadly diversified, as we believe most sectors of the economy will be improving in the second half of the year. Among the sectors we believe may perform best are consumer stocks, which should benefit from the resilience of spending by individuals, and defense stocks, which are being bolstered by higher levels of military spending. Also, we believe large multinational corporations will improve along with the economies of Europe and Asia.

   We appreciate your continued investment in the Strong Blue Chip Fund.

   Karen E. McGrath
   Portfolio Manager

Average Annual Total Returns
As of 6-30-02

Investor Class
-------------------------------------------
          1-year                    -22.25%

          3-year                    -13.10%

          5-year                      2.96%

          Since Fund Inception        2.96%
          (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

   From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

  *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Enterprise Fund
================================================================================

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. It generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                             From 9-30-98 to 6-30-02

                              [CHART APPEARS HERE]

            The Strong Enterprise    Russell Midcap/TM/    Lipper Mid-Cap Growth
                     Fund                   Index*              Funds Index*
Sep 98             $10,000                 $10,000               $10,000
Dec 98             $14,743                 $11,844               $12,595
Mar 99             $17,255                 $11,788               $13,062
Jun 99             $20,732                 $13,068               $14,633
Sep 99             $24,777                 $11,945               $14,779
Dec 99             $42,436                 $14,003               $21,879
Mar 00             $48,127                 $15,415               $25,000
Jun 00             $40,378                 $14,720               $22,820
Sep 00             $39,360                 $15,722               $23,545
Dec 00             $29,801                 $15,158               $18,350
Mar 01             $23,435                 $13,567               $14,132
Jun 01             $25,694                 $14,861               $16,064
Sep 01             $19,916                 $12,207               $12,151
Dec 01             $23,257                 $14,306               $14,484
Mar 02             $22,794                 $14,913               $14,071
Jun 02             $19,843                 $13,489               $11,968

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap/TM/ Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Aside from brief rallies in March and early May, the market has been on a steady downward trend over the first half of 2002, primarily as a result of investors losing confidence in the likelihood of an economic recovery in the second half of the year. While the sell-off was broad-based, sectors that were particularly dependent on such a recovery -- such as high-valuation technology and biotechnology stocks -- experienced the most pronounced correction. Areas that proved more resilient included consumer-discretionary stocks and healthcare companies.

Q:   How did your Fund perform?

A: The Fund's performance was in line with that of its stated benchmark through the first quarter, with its best results posted in March as investors became enthusiastic about the potential of a recovering economy. As the year progressed, however, announcements of accounting improprieties and news of weak corporate profits hurt investor confidence, and the market resumed its decline, bringing the Fund's returns along with it.

     While the Fund did experience losses over the six months, we took significant steps to position the portfolio for the difficult environment.

     We focused on core portfolio holdings that we believed were better positioned to weather this down market. Although the Fund was somewhat successful in identifying companies with specific earnings drivers that could help to support their stock prices, the sell-off was very broad-based, and few sectors experienced positive performance.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: As the market continued its decline, we redoubled our efforts to reduce the Fund's exposure to sectors that had valuations we deemed excessive. We also sought to shed those stocks whose performance was likely to be very tightly tied to a recovery in capital spending. This led us to not only trim our positions in technology and biotechnology stocks, but also to virtually eliminate our software exposure in the second quarter. We also reduced exposure to companies whose performance is dependent on increased levels of telecommunications spending.

     In their place, we focused on companies with above-average growth prospects that were trading at reasonable valuations -- and whose businesses were relatively insulated from the strength of the economy. These stocks spanned many industries, including energy, and financials. The Fund also benefited from investments in homebuilders, as new housing starts continued their strength and inventories remained at a low level.

     Consumer spending remained strong, leading us to make sizable investments in companies that could capitalize on that trend, including video-store operators and craft shops. Low interest rates, moderating energy costs, and reasonable levels of consumer confidence combined to encourage individual spending and allowed these companies to outperform.

     We also maintained our focus on companies that have balance sheets that are already strong or are significantly improving. This discipline benefited performance, as investors continued to favor companies with relatively little debt on their balance sheets.

Q:   What is your future outlook?

A: Over the second half of the year, we will be monitoring the strength of the consumer. We believe that low interest rates should provide a favorable backdrop for consumer spending, but note that the falling dollar presents a risk of potential inflationary pressures. We will continue to selectively invest in companies that are able to demonstrate their prospects for solid earnings growth.

     We are convinced that in the current market environment, it is prudent to focus on companies that are strong cash generators and have the ability to increase unit volume sales or raise the prices they can receive for their goods. We believe these companies should experience price appreciation in the second half of the year.

     We appreciate your continued investment in the Strong Enterprise Fund.

     Thomas J. Pence
     Portfolio Manager


Average Annual Total Returns
As of 6-30-02

Investor Class
----------------------------------------

          1-year                 -22.77%

          3-year                  -1.45%

          Since Fund Inception    20.06%
          (9-30-98)

Advisor Class/1/
----------------------------------------

          1-year                 -22.90%

          3-year                  -1.69%

          Since Fund Inception    19.75%
          (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.


/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap/TM/ Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund
================================================================================

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. It focuses, under normal conditions, on the stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on their earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                   Growth of an Assumed $10,000 Investment +
                             From 6-30-97 to 6-30-02

                              [CHART APPEARS HERE]

            The Strong Growth         S&P 500(R)         Lipper Multi-Cap Growth
                 20 Fund                Index*                Funds Index*
Jun 97           $10,000               $10,000                   $10,000
Dec 97           $11,387               $11,057                   $10,955
Jun 98           $13,129               $13,015                   $12,789
Dec 98           $15,545               $14,217                   $13,672
Jun 99           $18,891               $15,977                   $15,626
Dec 99           $32,563               $17,208                   $20,009
Jun 00           $35,646               $17,136                   $21,489
Dec 00           $29,199               $15,643                   $17,597
Jun 01           $19,973               $14,596                   $14,999
Dec 01           $17,127               $13,785                   $13,170
Jun 02           $14,152               $11,972                   $10,518

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Growth stocks continued to underperform value stocks in the first half of 2002, as many traditional growth sectors continued to suffer under a series of disappointments. Earnings growth among technology companies failed to rebound meaningfully, while the slow pace of new product approvals hurt the biotechnology and pharmaceutical sectors, and the telecommunications industry continued to be dismantled. In addition, revelations about some companies' questionable accounting practices sparked a crisis of confidence in corporate America.

     There have, however, been glimmers of hope on the macroeconomic side of the equation: the economy appears to have come out of its recession, consumer spending remains resilient, the housing market has been strong, and low interest rates and modest inflation have prevailed. Nonetheless, this positive news was overshadowed by tepid employment data, a weakening of the U.S. dollar relative to other currencies, and the likelihood of increasing fiscal deficits. News of renewed conflicts in the Middle East, heightened stress between nuclear powers India and Pakistan, and the challenges facing the continued U.S. war on terrorism also dampened any meaningful rebound.

Q:   How did your Fund perform?

A: In the first half of the year, the Strong Growth 20 Fund did manage to outperform its peer group, the Lipper Multi-Cap Growth Funds

   Index. Unfortunately, growth stocks bore the brunt of the stock market decline that resulted from the conditions described on the previous page. We recognize that, under these circumstances, the Fund's relative outperformance is of little comfort.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund is managed as a concentrated portfolio, focusing on the most timely growth companies in today's market.Our approach to stock selection led us to decrease our weightings in technology and large drug companies, which have underperformed compared to other sectors in the Fund. Despite the difficult environment, we were able to identify some growth stocks that made a positive contribution to performance, including holdings in software, insurance, retail, and the steel industry.

   In this uncertain environment, we have continued to opportunistically invest in companies with dependable growth prospects. Our analysis and investment decisions are focused on companies with strong business models, positive earnings and sales trends, and clean balance sheets. The companies that have suffered most in recent months have generally been lacking in one or more of these categories -- that is, they had sketchy business models, weak earnings and sales prospects, or problematic balance sheets.

Q: What is your future outlook?

A: After spelling out the difficulties that the U.S. economy and stock market have been dealing with over the past several months, it may be surprising for us to say that we are positive in our long-term outlook. But we are, and firmly so. The U.S. economy has evolved into the strongest in the world, in conjunction with a stock market that rewards the companies that are the most efficient users of capital. Every day we search out these high-quality growth companies. We want to avoid problematic, inefficient companies and direct our reserves toward what we believe are the best-quality companies at reasonable valuations.

   While our growth investment style has recently weathered periods of being out of favor, we believe that our investment discipline is suited to the current volatile environment, while also allowing us to position the Fund for the more positive times we see ahead. Essential to our investment process is our search for top-tier managements leading companies that are taking market share from competitors. In our long experience in company research, we have found that leadership combining vision, integrity, and know-how are essential to long-term success, in tough times as well as boom economies.

      We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Growth 20 Fund.

   Ronald C. Ognar
   Portfolio Manager

Average Annual Total Returns
As of 6-30-02

Investor Class
-----------------------------------------
          1-year                  -29.14%

          3-year                   -9.18%

          5-year                    7.19%

          Since Fund Inception      7.19%
          (6-30-97)

Advisor Class/1/
-----------------------------------------
          1-year                  -29.11%

          3-year                   -9.30%

          5-year                    7.00%

          Since Fund Inception      7.00%
          (6-30-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

/1/The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

   The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

  *The S&P 500 Index is an unmanaged index generally representative of the U.S.
   stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund
================================================================================

Your Fund's Approach

The Strong Growth Fund seeks capital growth. It focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when the company's growth prospects become less attractive. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+

                            From 12-31-93 to 6-30-02

                              [CHART APPEARS HERE]

                                                       Lipper
                 The Strong      S&P 500(R)       Multi-Cap Growth
                Growth Fund        Index*           Funds Index*
Dec 93            $10,000         $10,000             $10,000
Dec 94            $11,727         $10,132             $ 9,717
Dec 95            $16,535         $13,934             $12,994
Dec 96            $19,763         $17,132             $15,314
Dec 97            $23,528         $22,845             $18,828
Dec 98            $29,877         $29,373             $23,497
Dec 99            $52,302         $35,553             $34,389
Dec 00            $47,473         $32,319             $30,244
Dec 01            $31,146         $28,481             $22,634
Dec 02            $26,442         $24,736             $18,077


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Growth stocks continued to underperform value stocks in the first half of 2002, as many traditional growth sectors continued to suffer under a series of disappointments. Earnings growth among technology companies failed to rebound meaningfully, while the slow pace of new product approvals hurt the biotech and pharmaceutical sectors, and the telecommunication industry continued to be dismantled. In addition, revelations about some companies' questionable accounting practices sparked a crisis of confidence in corporate America.

   There have, however, been glimmers of hope on the macroeconomic side of the equation: the economy appears to have come out of its recession, consumer spending remains resilient, the housing market has been strong, and low interest rates and modest inflation have prevailed. Nonetheless, this positive news was overshadowed by tepid employment data, a weakening of the U.S. dollar relative to other currencies, and the likelihood of increasing fiscal deficits. News of renewed conflicts in the Middle East, heightened stress between nuclear powers India and Pakistan, and the challenges facing the continued U.S. war on terrorism also dampened any meaningful rebound.

Q: How did your Fund perform?

A: In the first half of the year, the Strong Growth Fund did manage to outperform its peer benchmark, the

   Lipper Multi-Cap Growth Funds Index, however, the Fund did underperform it's broad-based benchmark, the S&P 500 Index. Unfortunately, growth stocks bore the brunt of the stock-market decline that resulted from the conditions described above. We recognize that, under these circumstances, the Fund's relative outperformance is of little comfort.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund has remained true to its mission of investing in high-quality growth companies with positive sales and earnings prospects. Despite the difficult environment, we were able to identify some growth stocks that made a positive contribution to performance, including holdings in insurance and retail.

   In this uncertain environment, we have continued to opportunistically invest in companies with dependable growth prospects. Our analysis and investment decisions are focused on companies with strong business models, positive earnings and sales trends, and clean balance sheets. The companies that have suffered most in recent months have generally been lacking in one or more of these categories -- that is, they had sketchy business models, weak earnings and sales prospects, or problematic balance sheets.

Q: What is your future outlook?

A: After spelling out the difficulties that the U.S. economy and stock market have been dealing with over the past several months, it may be surprising for us to say that we are positive in our long-term outlook. But we are, and firmly so. The U.S. economy has evolved into the strongest in the world, in conjunction with a stock market that rewards the companies that are the most efficient users of capital. Every day we search out these high-quality growth companies. We want to avoid problematic, inefficient companies and direct our reserves toward what we believe are the best-quality companies at reasonable valuations.

   While our growth investment style has recently weathered periods of being out of favor, we believe that our investment discipline is suited to the current volatile environment, while also allowing us to position the Fund for the more positive times we see ahead. Essential to our investment process is our search for top-tier managements leading companies that are taking market share from competitors. In our long experience in company research, we have found that leadership combining vision, integrity, and know-how are essential to long-term success, in tough times as well as boom economies.

We appreciate your continued investment in the Strong Growth Fund.

Ronald C. Ognar
Portfolio Co-Manager

Thomas C. Ognar
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Investor Class
-----------------------------------------------
          1-year                        -26.54%

          3-year                         -8.59%

          5-year                          4.06%

          Since Fund Inception           12.13%
          (12-31-93)

Advisor Class/1/
-----------------------------------------------
          1-year                        -26.61%

          3-year                         -8.80%

          5-year                          3.79%

          Since Fund Inception           11.82%
          (12-31-93)

Institutional Class/2/
-----------------------------------------------
          1-year                        -25.83%

          3-year                         -8.11%

          5-year                          4.39%

          Since Fund Inception           12.34%
          (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30 ,2002 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG DISCOVERY FUND

                                                 Shares or
                                                 Principal              Value
                                                  Amount               (Note 2)
--------------------------------------------------------------------------------
Common Stocks 84.7%
Aerospace - Defense 0.8%
Alliant Techsystems, Inc. (b)                      14,310             $  912,978
General Dynamics Corporation                        2,900                308,415
                                                                      ----------
                                                                       1,221,393

Banks - Money Center 1.9%
The Bank of New York Company, Inc.                 53,570              1,807,988
Citigroup, Inc.                                    25,025                969,718
                                                                      ----------
                                                                       2,777,706

Banks - Northeast 1.6%
Mercantile Bankshares Corporation                  38,200              1,567,346
North Fork Bancorporation, Inc.                    20,100                800,181
                                                                      ----------
                                                                       2,367,527

Banks - Super Regional 2.0%
Mellon Financial Corporation                       46,800              1,470,924
Northern Trust Company                             34,210              1,507,293
                                                                      ----------
                                                                       2,978,217

Beverages - Alcoholic 0.5%
Brown Forman Corporation Class B                   11,490                792,810

Beverages - Soft Drinks 1.3%
The Coca-Cola Company                              20,230              1,132,880
Cott Corporation (b)                               39,390                748,016
                                                                      ----------
                                                                       1,880,896

Building - Cement/Concrete/Aggregate 1.1%
Vulcan Materials Company                           39,295              1,721,121

Building - Hand Tools 1.2%
Snap-On, Inc.                                      58,900              1,748,741

Building - Resident/Commercial 0.2%
Centex Corporation                                  5,230                302,242

Building Products - Wood 0.4%
Rayonier, Inc.                                     12,100                594,473

Chemicals - Plastics 1.6%
Eastman Chemical Company                           52,000              2,438,800

Chemicals - Specialty 1.0%
Air Products & Chemicals, Inc.                     29,900              1,509,053

Commercial Services - Advertising 0.2%
Lamar Advertising Company (b)                       8,685                323,169

Commercial Services - Miscellaneous 1.0%
ChoicePoint, Inc. (b)                               7,800                354,666
Insurance Auto Auctions, Inc. (b)                  60,600              1,181,700
                                                                      ----------
                                                                       1,536,366

Commercial Services - Schools 1.2%
Education Management Corporation (b)               43,700              1,779,901

Commercial Services - Staffing 1.2%
Robert Half International, Inc. (b)                80,100              1,866,330

Computer - Peripheral Equipment 0.3%
Lexmark International Group, Inc. (b)               6,900                375,360

Computer Software - Education/
  Entertainment 1.1%
Electronic Arts, Inc. (b)                          15,770              1,041,608
THQ, Inc. (b)                                      21,300                635,166
                                                                      ----------
                                                                       1,676,774

Computer Software - Financial 0.6%
Intuit, Inc. (b)                                   16,910                840,765

Cosmetics - Personal Care 0.3%
Estee Lauder Companies, Inc. Class A               11,010                387,552

Diversified Operations 1.4%
Diageo PLC Sponsored ADR                           17,000                878,050
Leucadia National Corporation                      36,400              1,152,424
                                                                       ---------
                                                                       2,030,474

Electrical - Control Instruments 0.9%
Parker-Hannifin Corporation                        28,060              1,340,987

Electrical - Equipment 0.9%
Regal-Beloit Corporation                           53,810              1,308,121

Electronics - Semiconductor Equipment 0.5%
KLA-Tencor Corporation (b)                         18,600                818,214

Electronics - Semiconductor Manufacturing 2.6%
Altera Corporation (b)                             25,300                344,080
Maxim Integrated Products, Inc. (b)                10,300                394,799
Microchip Technology, Inc. (b)                     43,435              1,191,422
National Semiconductor Corporation (b)             15,870                462,928
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                  48,730                633,490
Texas Instruments, Inc.                            12,700                300,990
United Microelectronics Corporation ADR (b)        40,500                297,675
Xilinx, Inc. (b)                                   12,800                287,104
                                                                      ----------
                                                                       3,912,488

Electronics Products - Miscellaneous 0.1%
Celestica, Inc. (b)                                 9,170                208,251

Finance - Equity REIT 1.9%
Mid-Atlantic Realty Trust                          32,200                566,720
Plum Creek Timber Company, Inc.                    27,000                828,900
The Rouse Company                                   9,200                303,600
Trizec Properties, Inc.                             6,910                116,503
Vornado Realty Trust                               20,875                964,425
                                                                      ----------
                                                                       2,780,148

Finance - Investment Brokers 1.8%
The Goldman Sachs Group, Inc.                      23,360              1,713,456
Legg Mason, Inc.                                    9,400                463,796
Lehman Brothers Holdings, Inc.                      8,880                555,178
                                                                      ----------
                                                                       2,732,430

Finance - Investment Management 4.1%
Berkshire Hathaway, Inc. Class B (b)                  630              1,407,420
Gabelli Asset Management, Inc. Class A (b)         24,900                908,850
Neuberger Berman, Inc.                             32,400              1,185,840
T. Rowe Price Group, Inc.                          55,000              1,808,400
SEI Investments Company                            31,100                876,087
                                                                      ----------
                                                                       6,186,597

Finance - Mortgage & Related Services 0.3%
Federal Home Loan Mortgage Corporation              8,565                524,178

Finance - Publicly Traded Investment
  Funds - Equity 3.5%
Biotech Holders Trust                              14,460              1,203,072
Nasdaq-100 Shares (b)                              63,210              1,649,149
Semiconductor Holders Trust                        35,100              1,064,232
Software Holders Trust                             46,400              1,346,528
                                                                      ----------
                                                                       5,262,981

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal            Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Finance - Savings & Loan 0.5%
Charter One Financial, Inc.                            20,560        $   706,853

Financial Services - Miscellaneous 0.7%
Concord EFS, Inc. (b)                                  36,295          1,093,931

Food - Confectionery 0.4%
Tootsie Roll Industries, Inc.                          15,609            601,883

Food - Meat Products 0.6%
Hormel Foods Corporation                               34,600            828,324

Food - Miscellaneous Preparation 1.0%
McCormick & Company, Inc.                              55,355          1,425,391

Household - Audio/Video 0.5%
Harman International Industries, Inc.                  14,705            724,221

Insurance - Accident & Health 0.8%
AFLAC, Inc.                                            36,630          1,172,160

Insurance - Brokers 1.7%
Arthur J. Gallagher & Company                          35,920          1,244,628
Marsh & McLennan Companies, Inc.                       10,400          1,004,640
Willis Group Holdings, Ltd. (b)                         9,400            309,354
                                                                     -----------
                                                                       2,558,622

Insurance - Property/Casualty/Title 7.7%
Alleghany Corporation (b)                              12,405          2,369,355
The Allstate Corporation                               26,220            969,616
Chubb Corporation                                       8,600            608,880
Cincinnati Financial Corporation                       31,810          1,480,119
Danielson Holding Corporation (b)                     144,830            712,564
Erie Indemnity Company Class A                         16,200            656,262
The St. Paul Companies, Inc.                           14,400            560,448
Wesco Financial Corporation                             4,961          1,496,238
White Mountains Insurance Group, Ltd.                   8,450          2,674,425
                                                                     -----------
                                                                      11,527,907

Internet - Internet Service Provider/Content 0.3%
Yahoo! Inc. (b)                                        30,920            456,379

Leisure - Gaming 0.6%
Harrah's Entertainment, Inc. (b)                       19,180            850,633

Leisure - Hotels & Motels 1.6%
Boca Resorts, Inc. Class A (b)                         49,630            657,598
Hilton Hotels Corporation                              96,070          1,335,373
Starwood Hotels & Resorts Worldwide, Inc.              13,630            448,291
                                                                     -----------
                                                                       2,441,262

Leisure - Products 0.9%
Harley-Davidson, Inc.                                  25,060          1,284,826

Leisure - Services 0.2%
The Walt Disney Company                                19,300            364,770

Machinery - Construction/Mining 0.6%
Caterpillar, Inc.                                      11,565            566,107
Terex Corporation (b)                                  16,670            374,908
                                                                     -----------
                                                                         941,015

Machinery - General Industrial 1.5%
Ingersoll-Rand Company Class A                         10,854            495,594
Sauer, Inc.                                            44,100            500,976
Tennant Company                                        31,500          1,247,400
                                                                     -----------
                                                                       2,243,970

Media - Cable TV 0.8%
EchoStar Communications
  Corporation Class A (b)                              43,180            801,421
Liberty Media Corporation Series A (b)                 45,605            456,050
                                                                     -----------
                                                                       1,257,471

Media - Newspapers 3.1%
Lee Enterprises, Inc.                                  38,050          1,331,750
Pulitzer, Inc.                                         34,000          1,764,600
Washington Post Company Class B                         2,981          1,624,645
                                                                       ---------
                                                                       4,720,995

Media - Radio/TV 1.1%
The Liberty Corporation                                21,200            844,820
Viacom, Inc. Class B (b)                                9,820            435,713
Westwood One, Inc. (b)                                  9,180            306,796
                                                                     -----------
                                                                       1,587,329

Medical - Biomedical/Genetics 0.2%
ICOS Corporation (b)                                    6,370            108,035
Medimmune, Inc. (b)                                     7,590            200,376
                                                                     -----------
                                                                         308,411

Medical - Generic Drugs 1.4%
Teva Pharmaceutical Industries, Ltd. ADR               30,650          2,046,807

Medical - Health Maintenance Organizations 1.1%
Anthem, Inc. (b)                                        7,100            479,108
Mid Atlantic Medical Services, Inc. (b)                18,900            592,515
WellPoint Health Networks, Inc. (b)                     6,800            529,108
                                                                     -----------
                                                                       1,600,731

Medical - Hospitals 1.2%
Community Health Systems, Inc. (b)                     58,580          1,569,944
Triad Hospitals, Inc. (b)                               6,900            292,422
                                                                     -----------
                                                                       1,862,366

Medical - Instruments 1.3%
Beckman Coulter, Inc.                                  10,510            524,449
Steris Corporation (b)                                 78,390          1,498,033
                                                                     -----------
                                                                       2,022,482

Medical - Outpatient/Home Care 0.6%
Renal Care Group, Inc. (b)                             31,150            970,322

Medical - Products 1.9%
St. Jude Medical, Inc. (b)                              5,000            369,250
Zimmer Holdings, Inc. (b)                              69,490          2,478,013
                                                                     -----------
                                                                       2,847,263

Medical - Wholesale Drugs/Sundries 1.0%
AmerisourceBergen Corporation                          10,955            832,580
Cardinal Health, Inc.                                   9,930            609,801
                                                                     -----------
                                                                       1,442,381

Medical/Dental - Services 0.4%
Quest Diagnostics, Inc. (b)                             6,400            550,720

Metal Ores - Gold/Silver 0.3%
Newmont Mining Corporation
  Holding Company                                      19,100            502,903

Metal Processing & Fabrication 0.2%
Shaw Group, Inc. (b)                                    9,280            284,896

Oil & Gas - Drilling 1.6%
Diamond Offshore Drilling, Inc.                        14,660            417,810
GlobalSantaFe Corporation                              30,900            845,115
Nabors Industries, Ltd. (b)                            33,640          1,182,446
                                                                     -----------
                                                                       2,445,371

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                       STRONG DISCOVERY FUND (continued)

                                                   Shares or
                                                   Principal          Value
                                                     Amount          (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Field Services 1.0%
Tidewater, Inc.                                       26,700       $   878,964
Veritas DGC, Inc. (b)                                 47,100           593,460
                                                                   -----------
                                                                     1,472,424

Oil & Gas - International Integrated 0.4%
Murphy Oil Corporation                                 7,075           583,688

Oil & Gas - Machinery/Equipment 0.4%
Grant Prideco, Inc. (b)                               48,100           654,160

Oil & Gas - United States Exploration &
  Production 0.6%
Pioneer Natu`ral Resources Company (b)                36,500           950,825

Pollution Control - Services 0.6%
Stericycle, Inc. (b)                                  25,025           886,135

Real Estate Development 1.0%
Consolidated-Tomoka Land Company                      19,500           390,975
Forest City Enterprises, Inc. Class A                 32,000         1,112,000
                                                                     ---------
                                                                     1,502,975

Real Estate Operations 0.6%
Trizec Canada, Inc.                                   60,388           963,532

Retail - Consumer Electronics 0.3%
Electronics Boutique Holdings Corporation (b)         12,815           375,480

Retail - Drug Stores 0.5%
Duane Reade, Inc. (b)                                 23,340           794,727

Retail - Mail Order & Direct 0.3%
USA Interactive (b)                                   19,330           453,289

Retail - Miscellaneous/Diversified 0.3%
Ritchie Bros. Auctioneers Inc. (b)                    15,060           470,023

Retail - Restaurants 0.9%
McDonald's Corporation                                49,910         1,419,939

Retail/Wholesale - Food 0.4%
Performance Food Group Company (b)                    15,640           529,570

Steel - Producers 0.3%
Nucor Corporation                                      6,360           413,654

Tobacco 1.6%
Loews Corp - Carolina Group                           34,240           926,192
UST, Inc.                                             44,600         1,516,400
                                                                     ---------
                                                                     2,442,592

Transportation - Air Freight 0.2%
FedEx Corporation                                      5,630           300,642

Transportation - Ship 0.3%
Kirby Corporation (b)                                 17,900           437,655

Transportation - Truck 0.8%
Arkansas Best Corporation (b)                         47,900         1,220,492

Utility - Water Supply 0.9%
Philadelphia Suburban Corporation                     65,695         1,327,039
-------------------------------------------------------------------------------
Total Common Stocks (Cost $131,074,448)                            127,095,501
-------------------------------------------------------------------------------
Short-Term Investments (a) 15.8%
Money Market Funds 10.0%
Strong Heritage Money Fund -
  Institutional Class (d)                         15,000,000      $ 15,000,000

Repurchase Agreements 5.8%
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase Proceeds
  $7,001,114); Collateralized by: United
  States Government & Agency Issues (c)           $7,000,000         7,000,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase Proceeds
  $1,764,621); Collateralized by: United
  States Government & Agency Issues (c)            1,764,400         1,764,400
                                                                   -----------
                                                                     8,764,400
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,764,400)                     23,764,400
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments In Securities (Cost $154,838,848) 100.5%         150,859,901
Other Assets and Liabilities, Net (0.5%)                              (820,121)
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $150,039,780
==============================================================================

                              STRONG ENDEAVOR FUND

                                                   Shares or
                                                   Principal          Value
                                                     Amount          (Note 2)
------------------------------------------------------------------------------
Common Stocks 94.3%
Aerospace - Defense 3.4%
Alliant Techsystems, Inc. (b)                            380          $ 24,244
General Dynamics Corporation                             695            73,913
Raytheon Company                                       1,570            63,977
                                                                      --------
                                                                       162,134

Aerospace - Defense Equipment 0.8%
Rockwell Collins, Inc.                                 1,370            37,565

Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                           425            21,250

Beverages - Soft Drinks 3.2%
The Coca-Cola Company                                  1,930           108,080
Coca-Cola Enterprises, Inc.                            1,850            40,848
                                                                      --------
                                                                       148,928

Building - Construction Products/
  Miscellaneous 0.7%
Masco Corporation                                      1,240            33,616

Building - Resident/Commercial 1.9%
Centex Corporation                                     1,050            60,679
KB HOME                                                  565            29,103
                                                                      --------
                                                                        89,782

Building Products - Wood 1.4%
Weyerhaeuser Company                                   1,000            63,850

Chemicals - Basic 1.7%
The Dow Chemical Company                               2,400            82,512

Chemicals - Plastics 0.7%
Eastman Chemical Company                                 750            35,175

Commercial Services - Miscellaneous 0.5%
ChoicePoint, Inc. (b)                                    500            22,735

--------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal         Value
                                                       Amount           (Note 2)
--------------------------------------------------------------------------------
Computer - Peripheral Equipment 0.6%
Lexmark International Group, Inc. (b)                    540            $ 29,376

Computer Software - Desktop 5.6%
Microsoft Corporation (b)                              4,905             265,459

Computer Software - Education/
  Entertainment 2.3%
Electronic Arts, Inc. (b)                              1,620             107,001

Cosmetics - Personal Care 0.5%
Estee Lauder Companies, Inc. Class A                     700              24,640

Diversified Operations 0.8%
Diageo PLC Sponsored ADR                                 780              40,287

Electrical - Control Instruments 0.9%
Parker-Hannifin Corporation                              855              40,860

Electronics - Semiconductor Equipment 1.4%
Applied Materials, Inc. (b)                            3,420              65,048

Electronics - Semiconductor
  Manufacturing 10.4%
Intel Corporation                                      4,780              87,331
Maxim Integrated Products, Inc. (b)                    1,665              63,819
Microchip Technology, Inc. (b)                         3,020              82,839
National Semiconductor Corporation (b)                 2,960              86,343
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                      5,379              69,927
Texas Instruments, Inc.                                2,760              65,412
Xilinx, Inc. (b)                                       1,565              35,103
                                                                        --------
                                                                         490,774
Financial Services - Miscellaneous 2.9%
American Express Company                               1,290              46,853
Concord EFS, Inc. (b)                                  3,000              90,420
                                                                        --------
                                                                         137,273
Food - Miscellaneous Preparation 1.4%
PepsiCo, Inc.                                          1,330              64,106

Household - Audio/Video 3.6%
Harman International Industries, Inc.                  2,420             119,185
Sony Corporation Sponsored ADR                           965              51,241
                                                                        --------
                                                                         170,426
Insurance - Accident & Health 0.5%
AFLAC, Inc.                                              790              25,280

Insurance - Brokers 1.1%
Arthur J. Gallagher & Company                          1,510              52,321

Insurance - Property/Casualty/Title 0.9%
The Allstate Corporation                               1,210              44,746

Internet - Internet Service Provider/Content 1.4%
Yahoo! Inc. (b)                                        4,350              64,206

Internet - Software 1.5%
Retek, Inc. (b)                                        2,890              70,227

Leisure - Gaming 0.8%
Harrah's Entertainment, Inc. (b)                         880              39,028

Leisure - Hotels & Motels 0.9%
Hilton Hotels Corporation                              2,900              40,310

Leisure - Products 1.1%
Harley-Davidson, Inc.                                    970            $ 49,732

Leisure - Services 0.9%
Royal Caribbean Cruises, Ltd.                          2,275              44,362

Machinery - Construction/Mining 1.7%
Caterpillar, Inc.                                      1,250              61,188
Terex Corporation (b)                                    935              21,028
                                                                        --------
                                                                          82,216

Media - Cable TV 0.7%
EchoStar Communications
  Corporation Class A (b)                              1,870              34,707

Media - Radio/TV 1.3%
Viacom, Inc. Class B (b)                               1,170              51,913
Westwood One, Inc. (b)                                   340              11,363
                                                                        --------
                                                                          63,276

Medical - Drug/Diversified 2.7%
Johnson & Johnson                                      2,450             128,037

Medical - Ethical Drugs 0.9%
Pharmacia Corporation                                  1,115              41,757

Medical - Generic Drugs 1.5%
Teva Pharmaceutical Industries, Ltd. ADR               1,050              70,119

Medical - Health Maintenance
  Organizations 2.2%
Anthem, Inc. (b)                                       1,525             102,907

Medical - Hospitals 4.8%
HCA-The Healthcare Company                             3,375             160,313
Triad Hospitals, Inc. (b)                              1,550              65,689
                                                                        --------
                                                                         226,002
Medical - Products 2.3%
St. Jude Medical, Inc. (b)                               360              26,586
Zimmer Holdings, Inc. (b)                              2,340              83,444
                                                                        --------
                                                                         110,030

Metal Ores - Gold/Silver 1.0%
Newmont Mining Corporation
  Holding Company                                      1,820              47,921

Metal Processing & Fabrication 0.6%
Shaw Group, Inc. (b)                                     850              26,095

Oil & Gas - International Integrated 0.8%
Murphy Oil Corporation                                   445              36,713

Oil & Gas - Machinery/Equipment 1.0%
Weatherford International, Ltd.                        1,100              47,520

Oil & Gas - United States Exploration &
  Production 1.6%
Ocean Energy, Inc.                                     3,465              75,087

Pollution Control - Services 0.6%
Stericycle, Inc. (b)                                     780              27,620

Retail - Department Stores 3.4%
Kohl's Corporation (b)                                 1,570             110,026
Sears, Roebuck & Company                                 920              49,956
                                                                        --------
                                                                         159,982

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                        (STRONG ENDEAVOR FUND (continued)

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Retail - Home Furnishings 1.3%
Pier 1 Imports, Inc.                                    1,685       $    35,385
Williams-Sonoma, Inc. (b)                                 800            24,528
                                                                    -----------
                                                                         59,913
Retail - Miscellaneous/Diversified 1.6%
Hollywood Entertainment Corporation (b)                 3,700            76,516

Retail - Restaurants 2.5%
McDonald's Corporation                                  1,820            51,779
Starbucks Corporation (b)                               2,740            68,089
                                                                    -----------
                                                                        119,868
Retail/Wholesale - Auto Parts 1.3%
AutoZone, Inc. (b)                                        765            59,135

Retail/Wholesale - Building Products 0.5%
Lowe's Companies, Inc.                                    530            24,062

Steel - Producers 0.9%
Nucor Corporation                                         665            43,252

Telecommunications - Equipment 1.7%
Motorola, Inc.                                          5,570            80,319

Tobacco 2.6%
Philip Morris Companies, Inc.                           2,840           124,051

Transportation - Air Freight 0.5%
FedEx Corporation                                         420            22,428
-------------------------------------------------------------------------------
Total Common Stocks (Cost $4,569,469)                                 4,452,542
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds
  $100,016); Collateralized by: United
  States Government & Agency Issues (c)              $100,000           100,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $141,218); Collateralized by: United
  States Government & Agency Issues (c)               141,200           141,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $241,200 )                           241,200
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities                                       4,693,742
  (Cost $4,810,669) 99.4%
Other Assets and Liabilities, Net 0.6%                                   26,019
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $4,719,761
===============================================================================

                          STRONG LARGE CAP GROWTH FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 94.0%
Aerospace - Defense 5.2%
General Dynamics Corporation                           30,000       $ 3,190,500
Lockheed Martin Corporation                           255,000        17,722,500
Northrop Grumman Corporation                           58,000         7,250,000
Raytheon Company                                      250,000        10,187,500
                                                                    -----------
                                                                     38,350,500
Banks - Money Center 1.2%
Bank of America Corporation                            50,000         3,518,000
Citigroup, Inc.                                        50,000         1,937,500
J.P. Morgan Chase & Company                            98,200         3,330,944
                                                                    -----------
                                                                      8,786,444
Banks - Northeast 0.4%
North Fork Bancorporation, Inc.                        80,000         3,184,800

Banks - Super Regional 1.6%
National City Corporation                              80,000         2,660,000
Regions Financial Corporation                          50,000         1,757,500
Wells Fargo Company                                   140,000         7,008,400
                                                                    -----------
                                                                     11,425,900
Beverages - Alcoholic 0.9%
Anheuser-Busch Companies, Inc.                        130,000         6,500,000

Beverages - Soft Drinks 2.3%
The Coca-Cola Company                                 300,000        16,800,000

Chemicals - Basic 0.3%
PPG Industries, Inc.                                   20,000         1,238,000
Rohm and Haas Company                                  15,000           607,350
                                                                    -----------
                                                                      1,845,350
Computer - Local Networks 2.6%
Brocade Communications Systems, Inc. (b)              220,000         3,845,600
Cisco Systems, Inc. (b)                             1,115,000        15,554,250
                                                                    -----------
                                                                     19,399,850
Computer - Manufacturers 1.2%
Dell Computer Corporation (b)                         330,000         8,626,200

Computer - Peripheral Equipment 0.6%
Lexmark International Group, Inc. (b)                  75,000         4,080,000

Computer - Services 0.5%
Affiliated Computer Services, Inc. Class A  (b)        70,000         3,323,600

Computer Software - Desktop 5.4%
Microsoft Corporation (b)                             740,000        40,048,800

Computer Software - Education/
  Entertainment 1.0%
Electronic Arts, Inc. (b)                             115,000         7,595,750

Computer Software - Enterprise 0.5%
VERITAS Software Corporation (b)                      170,000         3,364,300

Computer Software - Financial 0.7%
Intuit, Inc. (b)                                      110,000         5,469,200

Cosmetics - Personal Care 1.1%
The Gillette Company                                  235,000         7,959,450

Diversified Operations 2.7%
General Electric Company                              200,000         5,810,000
3M Co.                                                 61,000         7,503,000
United Technologies Corporation                        95,000         6,450,500
                                                                    -----------
                                                                     19,763,500
Electronics - Semiconductor Equipment 1.6%
Applied Materials, Inc. (b)                           350,000         6,657,000
KLA-Tencor Corporation (b)                            120,000         5,278,800
                                                                    -----------
                                                                     11,935,800
Electronics - Semiconductor
  Manufacturing 4.6%
Analog Devices, Inc. (b)                              165,000         4,900,500
Intel Corporation                                     723,900        13,225,653
Linear Technology Corporation                          70,000         2,200,100

--------------------------------------------------------------------------------
                    STRONG LARGE CAP GROWTH FUND (continued)

                                              Shares or
                                              Principal         Value
                                               Amount          (Note 2)
--------------------------------------------------------------------------
Maxim Integrated Products, Inc. (b)              40,000       $ 1,533,200
Microchip Technology, Inc. (b)                  170,000         4,663,100
Texas Instruments, Inc.                         230,000         5,451,000
Xilinx, Inc. (b)                                 80,000         1,794,400
                                                              -----------
                                                               33,767,953
Finance - Consumer/Commercial Loans 0.9%
MBNA Corporation                                115,000         3,803,050
SLM Corporation                                  30,000         2,907,000
                                                              -----------
                                                                6,710,050
Finance - Investment Brokers 0.3%
The Goldman Sachs Group, Inc.                    30,000         2,200,500

Finance - Investment Management 0.8%
Franklin Resources, Inc.                        130,000         5,543,200

Finance - Mortgage & Related Services 0.6%
Federal Home Loan Mortgage Corporation           50,000         3,060,000
Federal National Mortgage Association            15,600         1,150,500
                                                              -----------
                                                                4,210,500
Finance - Publicly Traded Investment
  Funds - Equity 0.7%
Biotech Holders Trust                            60,000         4,992,000

Finance - Savings & Loan 0.3%
Golden West Financial Corporation                30,000         2,063,400

Financial Services - Miscellaneous 1.0%
American Express Company                         60,000         2,179,200
Concord EFS, Inc. (b)                            55,000         1,657,700
First Data Corporation                          100,000         3,720,000
                                                              -----------
                                                                7,556,900
Food - Confectionery 0.3%
William Wrigley, Jr Company                      40,000         2,214,000

Food - Miscellaneous Preparation 2.7%
Kellogg Company                                  79,000         2,832,940
Kraft Foods, Inc. Class A                       140,000         5,733,000
PepsiCo, Inc.                                   240,000        11,568,000
                                                              -----------
                                                               20,133,940
Healthcare - Biomedical/Genetic 0.4%
Genentech, Inc. (b)                              95,000         3,182,500

Household - Housewares 0.2%
Newell Rubbermaid, Inc.                          50,000         1,753,000

Insurance - Diversified 4.1%
American International Group, Inc.              290,000        19,786,700
Principal Financial Group, Inc. (b)             340,000        10,540,000
                                                              -----------
                                                               30,326,700
Internet - E*Commerce 1.5%
eBay, Inc. (b)                                  180,000        11,091,600

Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A             30,000         1,141,500
Starwood Hotels & Resorts Worldwide, Inc.        60,000         1,973,400
                                                              -----------
                                                                3,114,900
Leisure - Products 0.4%
Harley-Davidson, Inc.                            60,000         3,076,200

Leisure - Services 0.4%
Cendant Corporation (b)                          75,000         1,191,000
The Walt Disney Company                         100,000         1,890,000
                                                              -----------
                                                                3,081,000
Leisure - Toys/Games/Hobby 0.4%
Mattel, Inc.                                    150,000         3,162,000

Media - Newspapers 1.0%
Gannett Company, Inc.                           100,000         7,590,000

Media - Radio/TV 0.8%
Univision Communications, Inc. (b)               60,000         1,884,000
Viacom, Inc. Class B (b)                         92,200         4,090,914
                                                              -----------
                                                                5,974,914
Medical - Drug/Diversified 1.7%
Johnson & Johnson                               240,000        12,542,400

Medical - Ethical Drugs 4.2%
Forest Laboratories, Inc. (b)                    40,000         2,832,000
Pfizer, Inc.                                    530,000        18,550,000
Pharmacia Corporation                            70,000         2,621,500
Wyeth                                           130,000         6,656,000
                                                              -----------
                                                               30,659,500
Medical - Health Maintenance
  Organizations 3.9%
Anthem, Inc. (b)                                210,000        14,170,800
UnitedHealth Group, Inc.                         60,000         5,493,000
WellPoint Health Networks, Inc. (b)             116,000         9,025,960
                                                              -----------
                                                               28,689,760
Medical - Hospitals 2.5%
HCA-The Healthcare Company                      290,000        13,775,000
Tenet Healthcare Corporation (b)                 60,000         4,293,000
                                                              -----------
                                                               18,068,000
Medical - Products 2.4%
Alcon, Inc. (b)                                  25,000           856,250
Biomet, Inc.                                     50,000         1,356,000
Medtronic, Inc.                                 170,000         7,284,500
St. Jude Medical, Inc. (b)                       83,700         6,181,245
Stryker Corporation                              40,000         2,140,400
                                                              -----------
                                                               17,818,395

Medical - Wholesale Drugs/Sundries 2.6%
AmerisourceBergen Corporation                   250,000        19,000,000

Medical/Dental - Services 1.8%
Laboratory Corporation of
  America Holdings (b)                           60,000         2,739,000
Quest Diagnostics, Inc. (b)                     125,000        10,756,250
                                                              -----------
                                                               13,495,250
Metal Ores - Gold/Silver 0.1%
Newmont Mining Corporation
  Holding Company                                40,000         1,053,200

Metal Products - Fasteners 0.3%
Illinois Tool Works, Inc.                        30,000         2,049,000

Oil & Gas - Drilling 0.3%
Transocean Sedco Forex, Inc.                     75,000         2,336,250

Oil & Gas - Production/Pipeline 0.2%
GlobalSantaFe Corporation                        45,000         1,230,750

Oil & Gas - United States Exploration &
  Production 0.6%
Apache Corporation                               30,000         1,724,400
Devon Energy Corporation                         60,000         2,956,800
                                                              -----------
                                                                4,681,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                    STRONG LARGE CAP GROWTH FUND (continued)

                                                                           Shares or
                                                                           Principal          Value
                                                                            Amount           (Note 2)
-----------------------------------------------------------------------------------------------------
Paper & Paper Products 0.4%
International Paper Company                                                  50,000      $  2,179,000
Kimberly-Clark Corporation                                                   15,000           930,000
                                                                                         ------------
                                                                                            3,109,000

Retail - Apparel/Shoe 1.1%
The Limited, Inc.                                                           380,000         8,094,000

Retail - Consumer Electronics 0.3%
Best Buy Company, Inc. (b)                                                   65,000         2,359,500

Retail - Department Stores 3.1%
Kohl's Corporation (b)                                                      320,000        22,425,600

Retail - Drug Stores 1.3%
Walgreen Company                                                            240,000         9,271,200

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                                                  50,000         1,887,000

Retail - Major Discount Chains 2.8%
Dollar General Corporation                                                   75,000         1,427,250
Family Dollar Stores, Inc.                                                   90,000         3,172,500
Target Corporation                                                          205,000         7,810,500
Wal-Mart Stores, Inc.                                                       150,000         8,251,500
                                                                                         ------------
                                                                                           20,661,750

Retail - Restaurants 2.4%
McDonald's Corporation                                                      145,000         4,125,250
Yum! Brands, Inc. (b)                                                       450,000        13,162,500
                                                                                         ------------
                                                                                           17,287,750

Retail/Wholesale - Auto Parts 1.0%
AutoZone, Inc. (b)                                                           95,000         7,343,500

Retail/Wholesale - Building Products 3.4%
The Home Depot, Inc.                                                        430,000        15,793,900
Lowe's Companies, Inc.                                                      205,000         9,307,000
                                                                                         ------------
                                                                                           25,100,900

Retail/Wholesale - Office Supplies 1.0%
Staples, Inc. (b)                                                           360,000         7,092,000

Soap & Cleaning Preparations 1.9%
Clorox Company                                                               75,000         3,101,250
The Procter & Gamble Company                                                120,000        10,716,000
                                                                                         ------------
                                                                                           13,817,250

Steel - Producers 1.9%
Nucor Corporation                                                           215,000        13,983,600

Telecommunications - Equipment 0.2%
Motorola, Inc.                                                               80,000         1,153,600

Tobacco 0.4%
Philip Morris Companies, Inc.                                                70,000         3,057,600

Transportation - Air Freight 0.3%
FedEx Corporation                                                            20,000         1,068,000
United Parcel Service, Inc. Class B                                          15,000           926,250
                                                                                           ----------
                                                                                            1,994,250
-----------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $670,391,227)                                                   690,466,906
-----------------------------------------------------------------------------------------------------
Short-Term Investments (a) 4.7%
Money Market Funds 2.0%
Strong Heritage Money Fund -
   Institutional Class (d)                                               15,000,000        15,000,000

Repurchase Agreements 2.3%
ABN AMRO Inc. (Dated 6/28/02),  1.91%,
  Due 7/01/02 (Repurchase proceeds
  $12,401,974); Collateralized by: United
  States Government & Agency Issues (c)                                $ 12,400,000        12,400,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $4,402,150); Collateralized by: United
  States Government & Agency Issues (c)                                   4,401,600         4,401,600
                                                                                         ------------
                                                                                           16,801,600

United State Government Issues 0.4%
United States Treasury Bills:
  Due 7/18/02 (e)                                                         2,300,000         2,298,156
  Due 7/25/02 (e)                                                           700,000           699,221
                                                                                         ------------
                                                                                            2,997,377
-----------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $34,798,977)                                            34,798,977
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $705,190,204) 98.7%                                 725,265,883
Other Assets and Liabilities, Net 1.3%                                                      9,671,038
-----------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                        $734,936,921
=====================================================================================================


FUTURES
---------------------------------------------------------------------------------------------------------
                                                                          Underlying
                                                      Expiration          Face Amount         Unrealized
                                                        Date               at Value          Depreciation
---------------------------------------------------------------------------------------------------------

Purchased:
119 Nasdaq 100 Futures                                  9/02            $12,542,600          $449,290

                        STRONG U.S. EMERGING GROWTH FUND

                                                                            Shares or
                                                                            Principal        Value
                                                                             Amount         (Note 2)
------------------------------------------------------------------------------------------------------
Common Stocks 98.7%
Commercial Services - Miscellaneous 5.7%
Corporate Executive Board Company (b)                                        49,900      $  1,709,075
FTI Consulting, Inc. (b)                                                     52,780         1,847,828
Interactive Data Corporation (b)                                             47,340           689,270
                                                                                         ------------
                                                                                            4,246,173

Commercial Services - Schools 7.1%
Career Education Corporation (b)                                             36,760         1,654,200
Corinthian Colleges, Inc. (b)                                                87,450         2,963,681
Education Management Corporation (b)                                         16,810           684,671
                                                                                         ------------
                                                                                            5,302,552

Commercial Services - Staffing 2.0%
AMN Healthcare Services, Inc. (b)                                            42,580         1,490,726

Computer - Graphics 1.1%
Magma Design Automation (b)                                                  48,960           822,528

Computer - Services 1.8%
CACI International, Inc. Class A (b)                                         34,670         1,324,047

Computer Software - Education/
   Entertainment 5.7%
THQ, Inc. (b)                                                                71,180         2,122,588
Take-Two Interactive Software, Inc. (b)                                     103,400         2,129,006
                                                                                         ------------
                                                                                            4,251,594

Electronics - Semiconductor
   Equipment 6.4%
Asyst Technologies, Inc. (b)                                                 57,010         1,160,154

-----------------------------------------------------------------------------------------------------------
                                STRONG U.S. EMERGING GROWTH FUND (continued)


                                                                           Shares or
                                                                           Principal               Value
                                                                            Amount               (Note 2)
-----------------------------------------------------------------------------------------------------------
Brooks-PRI Automation, Inc. (b)                                              29,440             $   752,486
Cabot Microelectronics Corporation (b)                                       32,310               1,394,500
MKS Instruments, Inc. (b)                                                    22,890                 459,402
Rudolph Technologies, Inc. (b)                                               39,780                 991,715
                                                                                                -----------
                                                                                                  4,758,257

Electronics - Semiconductor
  Manufacturing 1.5%
Microtune, Inc. (b)                                                          63,630                 566,943
O2Micro International, Ltd. (b)                                              56,650                 586,327
                                                                                                -----------
                                                                                                  1,153,270

Financial Services - Miscellaneous 6.2%
The Bisys Group, Inc. (b)                                                    62,570               2,083,581
Investors Financial Services Corporation                                     75,420               2,529,587
                                                                                                -----------
                                                                                                  4,613,168

Insurance - Property/Casualty/Title 1.3%
Everest Re Group, Ltd.                                                       16,830                 941,638

Internet - E*Commerce 12.0%
Expedia, Inc. (b)                                                            41,230               2,444,527
FreeMarkets, Inc. (b)                                                        55,800                 788,454
Hotels.com Class A (b)                                                       55,070               2,325,606
PayPal, Inc. (b)                                                             56,090               1,133,074
University of Phoenix Online (b)                                             76,900               2,277,778
                                                                                                -----------
                                                                                                  8,969,439

Internet - Internet Service Provider/Content 2.3%
Overture Services, Inc. (b)                                                  67,430               1,684,401

Internet - Network Security/Solutions 1.3%
WebEx Communications, Inc. (b)                                               63,150               1,004,085

Internet - Software 2.3%
Retek, Inc. (b)                                                              42,610               1,035,423

Websense, Inc. (b)                                                           26,540                 678,628
                                                                                                -----------
                                                                                                  1,714,051

Leisure - Products 1.6%
Nautilus Group, Inc. (b)                                                     39,170               1,198,602


Medical - Biomedical/Genetics 3.3%
Cephalon, Inc. (b)                                                           36,800               1,663,360
Transkaryotic Therapies, Inc. (b)                                            22,550                 812,928
                                                                                                -----------
                                                                                                  2,476,288

Medical - Drug/Diversified 1.5%
American Pharmaceutical Partners, Inc. (b)                                   89,680               1,108,445


Medical - Health Maintenance
  Organizations 0.9%
Mid Atlantic Medical Services, Inc. (b)                                      20,950                 656,783

Medical - Hospitals 0.9%
Province Healthcare Company (b)                                              29,800                 666,328

Medical - Instruments 2.6%
Therasense, Inc. (b)                                                         70,350             $ 1,297,254
Urologix, Inc. (b)                                                           52,505                 671,539
                                                                                                -----------
                                                                                                  1,968,793

Medical - Nursing Homes 1.3%
Odyssey Healthcare, Inc. (b)                                                 27,940               1,005,812

Medical - Products 3.4%
Advanced Neuromodulation Systems, Inc. (b)                                   23,735                 723,917
SurModics, Inc. (b)                                                          23,910                 621,421
Wright Medical Group, Inc. (b)                                               57,460               1,158,394
                                                                                                -----------
                                                                                                  2,503,732


Retail - Apparel/Shoe 6.1%
Aeropostale, Inc. (b)                                                        31,270                 855,860
Chicos FAS, Inc. (b)                                                         47,510               1,725,563
Hot Topic, Inc. (b)                                                          73,255               1,956,641
                                                                                                -----------
                                                                                                  4,538,064

Retail - Discount & Variety 3.8%
Fred's, Inc.                                                                 54,265               1,995,867
99 Cents Only Stores (b)                                                     34,043                 873,203
                                                                                                -----------
                                                                                                  2,869,070

Retail - Miscellaneous/Diversified 1.5%
A.C. Moore Arts & Crafts, Inc. (b)                                           24,220               1,138,340

Retail - Restaurants 11.0%
Buca, Inc. (b)                                                               84,340               1,606,677
The Cheesecake Factory, Inc. (b)                                             53,180               1,886,826
Krispy Kreme Doughnuts, Inc. (b)                                             22,140                 712,687
P.F. Chang's China Bistro, Inc. (b)                                          69,420               2,181,176
Panera Bread Company Class A (b)                                             53,300               1,852,175
                                                                                                -----------
                                                                                                  8,239,541

Retail/Wholesale - Auto Parts   1.0%
O'Reilly Automotive, Inc. (b)                                                26,205                 722,210

Transportation - Truck 3.1%
Knight Transportation, Inc. (b)                                              98,365               2,281,084
-----------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $66,697,543)                                                           73,649,021
-----------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.5%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $344,443); Collateralized by: United
  States Government & Agency Issues (c)                                   $ 344,400                 344,400
-----------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $344,400)                                                        344,400
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $67,041,943) 99.2%                                         73,993,421
Other Assets and Liabilities, Net 0.8%                                                              581,807
-----------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                               $74,575,228
===========================================================================================================


                                            STRONG BLUE CHIP FUND

                                                                          Shares or
                                                                          Principal                 Value
                                                                            Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------
Common Stocks 94.4%

Aerospace - Defense 8.1%
General Dynamics Corporation                                                 80,000             $ 8,508,000
Lockheed Martin Corporation                                                 189,300              13,156,350
                                                                                                -----------
                                                                                                 21,664,350


Banks - Super Regional 4.7%
Fifth Third Bancorp                                                         191,300              12,750,145


Beverages - Alcoholic 3.0%
Anheuser-Busch Companies, Inc.                                              160,000               8,000,000


Building - Resident/Commercial 2.1%
KB HOME                                                                     110,000               5,666,100


Computer - Services 1.8%
Affiliated Computer Services, Inc. Class A (b)                              100,000               4,748,000


Computer Software - Desktop 4.0%
Microsoft Corporation (b)                                                   200,600              10,856,472

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
                        STRONG BLUE CHIP FUND (continued)

                                                Shares or
                                                Principal               Value
                                                  Amount               (Note 2)
-------------------------------------------------------------------------------
Cosmetics - Personal Care 3.3%
The Gillette Company                              260,000          $  8,806,200

Diversified Operations 1.8%
3M Co.                                             40,000             4,920,000

Electronics - Semiconductor Equipment 1.1%
Applied Materials, Inc. (b)                       150,000             2,853,000

Electronics - Semiconductor
  Manufacturing 3.5%
Fairchild Semiconductor Corporation
  Class A (b)                                     113,200             2,750,760
Micron Technology, Inc. (b)                       323,100             6,533,082
                                                                   ------------
                                                                      9,283,842

Financial Services - Miscellaneous 1.9%
Data Corporation                                  140,000             5,208,000

Food - Miscellaneous Preparation 5.9%
Kraft Foods, Inc. Class A                         150,000             6,142,500
PepsiCo, Inc.                                     202,000             9,736,400
                                                                   ------------
                                                                     15,878,900

Medical - Biomedical/Genetics 1.1%
IDEC Pharmaceuticals Corporation (b)               80,000             2,836,000

Medical - Health Maintenance
  Organizations 3.7%
UnitedHealth Group, Inc.                          110,000            10,070,500

Medical - Hospitals 6.9%
HCA-The Healthcare Company                        180,000             8,550,000
Tenet Healthcare Corporation (b)                  140,000            10,017,000
                                                                   ------------
                                                                     18,567,000

Medical - Products 2.2%
St. Jude Medical, Inc. (b)                         80,000             5,908,000

Medical - Wholesale Drugs/Sundries 2.8%
AmerisourceBergen Corporation                     100,000             7,600,000

Metal Products - Fasteners 3.3%
Illinois Tool Works, Inc.                         130,000             8,879,000

Oil & Gas - Drilling 3.6%
Nabors Industries, Ltd.                           100,000             3,515,000
Transocean Sedco Forex, Inc.                      201,400             6,273,610
                                                                   ------------
                                                                      9,788,610

Oil & Gas - Field Services 1.7%
Schlumberger, Ltd.                                100,000             4,650,000

Oil & Gas - International Integrated 1.5%
Exxon Mobil Corporation                           100,000             4,092,000

Oil & Gas - Machinery/Equipment 2.0%
Smith International, Inc. (b)                      80,000             5,455,200

Paper & Paper Products 3.2%
International Paper Company                       200,000             8,716,000

Retail - Department Stores 2.6%
Kohl's Corporation (b)                            100,000             7,008,000

Retail - Drug Stores 2.9%
Walgreen Company                                  200,000             7,726,000

Retail - Major Discount Chains 2.8%
Target Corporation                                200,000             7,620,000

Retail - Restaurants 2.2%
Yum! Brands, Inc. (b)                             200,000             5,850,000

Retail/Wholesale - Building Products 1.7%
Lowe's Companies, Inc.                            100,000             4,540,000

Soap & Cleaning Preparations 2.3%
The Procter & Gamble Company                       70,000             6,251,000

Textile - Mill/Household 0.9%
Mohawk Industries, Inc. (b)                        40,000             2,461,200

Tobacco 2.4%
Philip Morris Companies, Inc.                     145,000             6,333,600

Transportation - Air Freight 3.4%
United Parcel Service, Inc. Class B               150,000             9,262,500
-------------------------------------------------------------------------------
Total Common Stocks (Cost $263,271,970)                             254,249,619
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.3%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02),1.91%,
  Due 7/01/02 (Repurchase proceeds
  $15,402,451); Collateralized by:
  United States Government &
  Agency Issues (c)                           $15,400,000            15,400,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $1,478,485); Collateralized by: United
  States Government & Agency Issues (c)         1,478,300             1,478,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,878,300)                      16,878,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $280,150,270) 100.7%          271,127,919
Other Assets and Liabilities, Net(0.7%)                              (1,983,249)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $269,144,670
===============================================================================
                             STRONG ENTERPRISE FUND

                                                Shares or
                                                Principal               Value
                                                 Amount                (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.6%
Aerospace - Defense 2.7%
Alliant Techsystems, Inc. (b)                      68,700            $4,383,060
General Dynamics Corporation                       34,225             3,639,829
                                                                     ----------
                                                                      8,022,889

Aerospace - Defense Equipment 0.8%
Rockwell Collins, Inc.                             87,930             2,411,041

Banks - Northeast 0.8%
North Fork Bancorporation, Inc.                    59,260             2,359,141

Beverages - Soft Drinks 2.3%
Coca-Cola Enterprises, Inc.                       130,315             2,877,355
Cott Corporation (b)                              208,070             3,951,249
                                                                     ----------
                                                                      6,828,604

Building - Construction Products/
  Miscellaneous 0.9%
Masco Corporation                                 105,940             2,872,033

-------------------------------------------------------------------------------------

                       STRONG ENTERPRISE FUND (continued)

                                                        Shares or
                                                        Principal            Value
                                                          Amount            (Note 2)
-------------------------------------------------------------------------------------
Building - Hand Tools 0.8%
The Black & Decker Corporation                            49,700          $ 2,395,540

Building - Mobile/Manufacturers & RV 1.3%
Thor Industries, Inc.                                     24,340            1,734,468
Winnebago Industries, Inc.                                49,150            2,162,600
                                                                          -----------
                                                                            3,897,068

Building - Resident/Commercial 2.6%
Centex Corporation                                        74,095            4,281,950
KB HOME                                                   72,370            3,727,779
                                                                          -----------
                                                                            8,009,729

Chemicals - Basic 0.7%
Lyondell Petrochemical Company                           132,600            2,002,260

Chemicals - Plastics 1.0%
Eastman Chemical Company                                  65,580            3,075,702

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                             43,730            1,627,193

Commercial Services - Miscellaneous 0.5%
ChoicePoint, Inc. (b)                                     31,750            1,443,672

Commercial Services - Schools 0.5%
Education Management Corporation (b)                      38,690            1,575,844

Computer - Peripheral Equipment 1.2%
Lexmark International Group, Inc. (b)                     67,780            3,687,232

Computer - Services 0.8%
Anteon International Corporation (b)                     100,000            2,528,000

Computer Software - Education/
  Entertainment 3.3%
Electronic Arts, Inc. (b)                                116,076            7,666,820
THQ, Inc. (b)                                             73,095            2,179,693
                                                                          -----------
                                                                            9,846,513

Computer Software - Financial 1.4%
Intuit, Inc. (b)                                          85,850            4,268,462

Containers 0.6%
Ball Corporation                                          45,680            1,894,806

Electrical - Control Instruments 1.0%
Parker-Hannifin Corporation                               61,800            2,953,422

Electrical - Equipment 0.4%
Regal-Beloit Corporation                                  51,900            1,261,689

Electronics - Semiconductor Equipment 1.2%
KLA-Tencor Corporation (b)                                80,640            3,547,354

Electronics - Semiconductor
  Manufacturing 5.0%
Maxim Integrated Products, Inc. (b)                       42,800            1,640,524
Microchip Technology, Inc. (b)                           189,325            5,193,185
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                        360,789            4,690,257
United Microelectronics Corporation ADR (b)              393,210            2,890,093
Xilinx, Inc. (b)                                          26,500              594,395
                                                                          -----------
                                                                           15,008,454

Energy - Other 0.8%
Arch Coal, Inc.                                          105,200            2,389,092

Finance - Savings & Loan 1.2%
Charter One Financial, Inc.                              107,050            3,680,379

Financial Services - Miscellaneous 1.9%
The Bisys Group, Inc. (b)                                 67,800            2,257,740
Concord EFS, Inc. (b)                                    119,865            3,612,731
                                                                          -----------
                                                                            5,870,471

Household - Audio/Video 2.5%
Harman International Industries, Inc.                    151,305            7,451,771

Insurance - Accident & Health 0.6%
AFLAC, Inc.                                               60,300            1,929,600

Insurance - Brokers 2.5%
Arthur J. Gallagher & Company                             86,450            2,995,493
Willis Group Holdings, Ltd. (b)                          142,225            4,680,625
                                                                          -----------
                                                                            7,676,118

Internet - E*Commerce 0.6%
Expedia, Inc. (b)                                         31,800            1,885,422

Internet - Internet Service Provider/
  Content 1.3%
Yahoo! Inc. (b)                                          276,610            4,082,764

Internet - Software 1.2%
Retek, Inc. (b)                                          153,200            3,722,760

Leisure - Gaming 1.2%
Harrah's Entertainment, Inc. (b)                          79,540            3,527,599

Leisure - Hotels & Motels 1.3%
Hilton Hotels Corporation                                284,885            3,959,901

Leisure - Movies & Related 1.7%
Regal Entertainment Group Class A (b)                    226,350            5,278,482

Leisure - Products 0.8%
Harley-Davidson, Inc.                                     46,165            2,366,880

Leisure - Services 0.7%
Royal Caribbean Cruises, Ltd.                            112,225            2,188,388

Machinery - General Industrial 1.0%
Ingersoll-Rand Company Class A                            64,000            2,922,240

Media - Cable TV 1.0%
EchoStar Communications Corporation
  Class A (b)                                            163,067            3,026,523

Media - Radio/TV 0.5%
Westwood One, Inc. (b)                                    42,970            1,436,057

Medical - Biomedical/Genetics 0.3%
Gilead Sciences, Inc. (b)                                 28,456              935,633

Medical - Generic Drugs 1.7%
Teva Pharmaceutical Industries, Ltd. ADR                  76,800            5,128,704

Medical - Health Maintenance
  Organizations 3.9%
Anthem, Inc. (b)                                          58,490            3,946,905
Mid Atlantic Medical Services, Inc. (b)                  114,670            3,594,905
WellPoint Health Networks, Inc. (b)                       55,730            4,336,351
                                                                          -----------
                                                                           11,878,161

SCHEDULES OF INVESTMENTS INSECURITIES (continued)     June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                       STRONG ENTERPRISE FUND (continued)

                                                                         Shares or
                                                                         Principal               Value
                                                                           Amount               (Note 2)
---------------------------------------------------------------------------------------------------------
Medical - Hospitals 1.8%
HCA-The Healthcare Company                                                 54,940            $  2,609,650
Triad Hospitals, Inc. (b)                                                  66,100               2,801,318
                                                                                             ------------
                                                                                                5,410,968

Medical - Instruments 2.3%
Beckman Coulter, Inc.                                                      33,816               1,687,418
Steris Corporation (b)                                                    276,970               5,292,897
                                                                                             ------------
                                                                                                6,980,315

Medical - Outpatient/Home Care 1.2%
Renal Care Group, Inc. (b)                                                115,940               3,611,531

Medical - Products 3.5%
American Medical Systems Holdings, Inc. (b)                                91,220               1,829,873
St. Jude Medical, Inc. (b)                                                 40,160               2,965,816
Zimmer Holdings, Inc. (b)                                                 161,020               5,741,973
                                                                                             ------------
                                                                                               10,537,662

Medical - Wholesale Drugs/Sundries 0.7%
AmerisourceBergen Corporation                                              26,400               2,006,400

Medical/Dental - Services 1.0%
Quest Diagnostics, Inc. (b)                                                34,000               2,925,700

Metal Processing & Fabrication 1.2%
Shaw Group, Inc. (b)                                                      122,780               3,769,346

Oil & Gas - Drilling 2.6%
GlobalSantaFe Corporation                                                 162,640               4,448,204
Nabors Industries, Ltd. (b)                                                92,940               3,266,841
                                                                                             ------------
                                                                                                7,715,045

Oil & Gas - Field Services 1.2%
BJ Services Company (b)                                                   102,845               3,484,389

Oil & Gas - International Integrated 0.7%
Murphy Oil Corporation                                                     25,035               2,065,388

Oil & Gas - Machinery/Equipment 2.8%
Grant Prideco, Inc. (b)                                                   321,300               4,369,680
Weatherford International, Ltd. (b)                                        96,340               4,161,888
                                                                                             ------------
                                                                                                8,531,568

Oil & Gas - United States Exploration &
  Production 2.9%

Ocean Energy, Inc.                                                        119,900               2,598,233
Pioneer Natural Resources Company (b)                                     231,200               6,022,760
                                                                                             ------------
                                                                                                8,620,993

Pollution Control - Services 0.8%
Stericycle, Inc. (b)                                                       67,940               2,405,755

Retail - Apparel/Shoe 2.0%
The TJX Companies, Inc.                                                    83,820               1,643,710
Too, Inc. (b)                                                              64,100               1,974,280
Urban Outfitters, Inc. (b)                                                 71,020               2,465,814
                                                                                             ------------
                                                                                                6,083,804

Retail - Consumer Electronics 1.5%
Circuit City Stores, Inc.                                                 157,740               2,957,625
GameStop Corporation (b)                                                   68,700               1,442,013
                                                                                             ------------
                                                                                                4,399,638

Retail - Department Stores 0.9%
Kohl's Corporation (b)                                                     39,800               2,789,184

Retail - Drug Stores 1.9%
Duane Reade, Inc. (b)                                                     171,100               5,825,955

Retail - Home Furnishings 2.3%
Pier 1 Imports, Inc.                                                      106,250               2,231,250


Tuesday Morning Corporation (b)                                           166,700               3,093,952
Williams-Sonoma, Inc. (b)                                                  51,330               1,573,778
                                                                                             ------------
                                                                                                6,898,980

Retail - Mail Order & Direct 1.1%
J. Jill Group, Inc. (b)                                                    50,520               1,917,234
USA Interactive (b)                                                        65,340               1,532,223
                                                                                             ------------
                                                                                                3,449,457

Retail - Miscellaneous/Diversified 3.8%
Hollywood Entertainment Corporation (b)                                   353,075               7,301,591
Michaels Stores, Inc. (b)                                                  36,400               1,419,600
Movie Gallery, Inc. (b)                                                   136,140               2,875,277
                                                                                             ------------
                                                                                               11,596,468

Retail - Restaurants 1.6%
Starbucks Corporation (b)                                                 189,520               4,709,572

Retail/Wholesale - Auto Parts1.1%
AutoZone, Inc. (b)                                                         41,210               3,185,533

Retail/Wholesale - Food 1.2%
Performance Food Group Company (b)                                        106,000               3,589,160

Steel - Producers 1.3%
Nucor Corporation                                                          61,800               4,019,472

Tobacco 0.2%
Loews Corp - Carolina Group                                                25,090                 678,685
---------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $294,321,632)                                                       298,144,561
---------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.1%
Repurchase Agreements
State Street Bank (Dated 6/28/02),1.50%,
  Due 7/01/02 (Repurchase proceeds
  $312,439); Collateralized by: United
  States Government & Agency Issues (c)                                  $312,400                 312,400
---------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $312,400)                                                      312,400
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $294,634,032) 98.7%                                     298,456,961
Other Assets and Liabilities, Net 1.3%                                                          4,014,855
---------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                            $302,471,816
=========================================================================================================

                                           STRONG GROWTH 20 FUND

                                                                         Shares or
                                                                         Principal               Value
                                                                           Amount               (Note 2)
---------------------------------------------------------------------------------------------------------
Common Stocks 84.3%
Aerospace - Defense 9.7%
Lockheed Martin Corporation                                               165,000            $ 11,467,500
Raytheon Company                                                          325,000              13,243,750
                                                                                             ------------
                                                                                               24,711,250

Chemicals - Specialty 2.2%
Sigma-Aldrich Corporation                                                 110,000               5,516,500

Commercial Services - Staffing 5.4%
Manpower, Inc.                                                            375,000              13,781,250

Computer Software - Education/Entertainment 6.5%
Electronic Arts, Inc. (b)                                                 250,000              16,512,500

Computer Software - Financial 5.6%
Intuit, Inc. (b)                                                          285,000              14,170,200

--------------------------------------------------------------------------------
                       STRONG GROWTH 20 FUND (continued)

                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
-------------------------------------------------------------------------------
Electronics - Miscellaneous Components 1.3%
Vishay Intertechnology, Inc. (b)                       150,000     $  3,300,000

Electronics - Semiconductor
  Manufacturing 3.8%
Microchip Technology, Inc. (b)                         350,000        9,600,500

Leisure - Products 4.0%
Harley-Davidson, Inc.                                  200,000       10,254,000

Medical - Health Maintenance
  Organizations 6.7%
Anthem, Inc. (b)                                       180,000       12,146,400
UnitedHealth Group, Inc.                                55,000        5,035,250
                                                                   ------------
                                                                     17,181,650
Medical - Products 3.2%
St. Jude Medical, Inc. (b)                             110,000        8,123,500

Medical/Dental - Services 3.1%
Laboratory Corporation of America
  Holdings (b)                                         175,000        7,988,750

Oil & Gas - Drilling 1.9%
Noble Corporation (b)                                  125,000        4,825,000

Oil & Gas - Machinery/Equipment 2.7%
Smith International, Inc. (b)                          100,000        6,819,000

Retail - Department Stores 6.2%
Kohl's Corporation (b)                                 225,000       15,768,000

Retail - Home Furnishings 7.4%
Bed Bath & Beyond, Inc. (b)                            500,000       18,870,000

Retail - Restaurants 2.0%
Wendy's International, Inc.                            125,000        4,978,750

Retail/Wholesale - Building Products 4.3%
Fastenal Company                                       135,000        5,198,850
Lowe's Companies, Inc.                                 125,000        5,675,000
                                                                   ------------
                                                                     10,873,850

Steel - Producers 8.3%
Nucor Corporation                                      325,000       21,138,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $199,806,969)                             214,412,700
-------------------------------------------------------------------------------
Short-Term Investments (a) 15.3%
Money Market Funds 8.8%
Strong Heritage Money Fund -
  Institutional Class (d)                           22,500,000       22,500,000

Repurchase Agreements 6.5%
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds
  $15,002,388); Collateralized by: United
  States Government & Agency Issues (c)            $15,000,000       15,000,000

State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $1,533,092); Collateralized by: United
  States Government & Agency Issues (c)            $ 1,532,900     $  1,532,900
                                                                   ------------
                                                                     16,532,900
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $39,032,900)                    $ 39,032,900
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $238,839,869) 99.6%           253,445,600
Other Assets and Liabilities, Net 0.4%                                  953,554
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $254,399,154
===============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                       Contracts       Premiums

Options outstanding at beginning of period                  --        $      --
Options written during the period                          400          341,358
Options closed                                            (400)        (341,358)
Options expired                                             --               --
Options exercised                                         ----        ---------
Options outstanding at end of period                        --        $      --
                                                          ====        =========

Closed options resulted in a capital loss of $171,842 for the six months ended June 30, 2002.

                               STRONG GROWTH FUND

                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 91.3%
Aerospace - Defense 3.2%
Lockheed Martin Corporation                            330,000      $22,935,000
Northrop Grumman Corporation                           125,000       15,625,000
Raytheon Company                                       400,000       16,300,000
                                                                    -----------
                                                                     54,860,000
Banks - Money Center 0.1%
Citigroup, Inc.                                         40,000        1,550,000

Banks - West/Southwest 0.2%
Bank of Hawaii Corporation                             100,000        2,800,000

Beverages - Soft Drinks 0.6%
Coca-Cola Enterprises, Inc.                            175,000        3,864,000
The Pepsi Bottling Group, Inc.                         200,000        6,160,000
                                                                    -----------
                                                                     10,024,000

Building - Maintenance & Services 0.3%
The ServiceMaster Company                              350,000        4,802,000


Building - Resident/Commercial 1.2%
Lennar Holmes, Inc.                                    235,000       14,382,000
Pulte Corporation                                      125,000        7,185,000
                                                                    -----------
                                                                     21,567,000

Chemicals - Basic 1.4%
PPG Industries, Inc.                                   200,000       12,380,000
Rohm and Haas Company                                  285,000       11,539,650
                                                                    -----------
                                                                     23,919,650

Chemicals - Specialty 1.1%
Sigma-Aldrich Corporation                              375,000       18,806,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)

                                                Shares or
                                                Principal                Value
                                                 Amount                 (Note 2)
--------------------------------------------------------------------------------
Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                     245,000            $ 9,116,450

Commercial Services - Miscellaneous 1.0%
ChoicePoint, Inc. (b)                             187,566              8,528,626
Moody's Corporation                               125,000              6,218,750
Paychex, Inc.                                     100,000              3,129,000
                                                                     -----------
                                                                      17,876,376

Commercial Services - Schools 1.2%
Apollo Group, Inc. Class A (b)                    515,000             20,296,150

Commercial Services - Security/Safety 0.1%
Kroll, Inc. (b)                                   100,000              2,098,000

Commercial Services - Staffing 0.7%
Manpower, Inc.                                    350,000             12,862,500

Computer - Graphics 0.9%
Synopsys, Inc. (b)                                300,000             16,443,000

Computer - Local Networks 2.9%
Brocade Communications Systems, Inc. (b)          140,000              2,447,200
Cisco Systems, Inc. (b)                         2,460,000             34,317,000
Emulex Corporation (b)                            170,000              3,826,700
QLogic Corporation (b)                            260,000              9,906,000
                                                                     -----------
                                                                      50,496,900

Computer - Manufacturers 1.3%
Dell Computer Corporation (b)                     890,000             23,264,600

Computer - Services 1.1%
Affiliated Computer Services, Inc. Class A (b)    395,000             18,754,600

Computer Software - Desktop 2.2%
Microsoft Corporation (b)                         715,000             38,695,800

Computer Software - Education/
  Entertainment 3.5%
Activision, Inc. (b)                              580,000             16,854,800
Electronic Arts, Inc. (b)                         550,000             36,327,500
THQ, Inc. (b)                                     274,500              8,185,590
                                                                     -----------
                                                                      61,367,890

Computer Software - Enterprise 0.9%
Mercury Interactive Corporation (b)               290,000              6,658,400
VERITAS Software Corporation (b)                  450,000              8,905,500
                                                                     -----------
                                                                      15,563,900

Computer Software - Financial 1.7%
Intuit, Inc. (b)                                  605,000             30,080,600

Computer Software - Security 0.3%
Symantec Corporation (b)                          150,000              4,927,500

Cosmetics - Personal Care 0.3%
Weight Watchers International, Inc. (b)           125,000              5,430,000

Electrical - Connectors 0.3%
Molex, Inc.                                       150,000              5,029,500

Electrical - Control Instruments 0.4%
Danaher Corporation                               100,000              6,635,000

Electronics - Laser Systems/Component 0.2%
Cymer, Inc. (b)                                   125,000              4,380,000

Electronics - Semiconductor Equipment 1.1%
KLA-Tencor Corporation (b)                        250,000             10,997,500
Novellus Systems, Inc. (b)                        225,000              7,650,000
                                                                     -----------
                                                                      18,647,500

Electronics - Semiconductor
  Manufacturing 3.4%
Analog Devices, Inc. (b)                           50,000              1,485,000
Atmel Corporation (b)                             700,000              4,382,000
Fairchild Semiconductor Corporation Class A (b)   620,000             15,066,000
Integrated Device Technology, Inc. (b)            100,000              1,814,000
Maxim Integrated Products, Inc. (b)                58,000              2,223,140
Microchip Technology, Inc. (b)                    915,000             25,098,450
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                 100,000              1,300,000
Texas Instruments, Inc.                           330,000              7,821,000
                                                                     -----------
                                                                      59,189,590
Finance - Investment Management 0.4%
Federated Investors, Inc. Class B                 215,000              7,432,550

Finance - Mortgage & Related Services 0.2%
Federal Home Loan Mortgage Corporation             55,000              3,366,000

Finance - Savings & Loan 0.6%
TCF Financial Corporation                         210,000             10,311,000

Financial Services - Miscellaneous 2.9%
American Express Company                          150,000              5,448,000
The Bisys Group, Inc. (b)                         180,000              5,994,000
Concord EFS, Inc. (b)                             500,000             15,070,000
First Data Corporation                            350,000             13,020,000
Fiserv, Inc. (b)                                  280,000             10,278,800
                                                                     -----------
                                                                      49,810,800
Household - Audio/Video 0.3%
Harman International Industries, Inc.             100,000              4,925,000

Insurance - Brokers 1.1%
Willis Group Holdings, Ltd. (b)                   585,000             19,252,350

Insurance - Diversified 0.2%
American International Group, Inc.                 45,000              3,070,350

Insurance - Property/Casualty/Title 0.5%
Ambac Financial Group, Inc.                       125,000              8,400,000

Internet - E*Commerce 0.7%
eBay, Inc. (b)                                    200,000             12,324,000

Internet - Software 0.1%
BEA Systems, Inc. (b)                             200,000              1,882,000

Leisure - Hotels & Motels 0.3%
Marriott International, Inc. Class A              130,000              4,946,500

Leisure - Movies & Related 0.4%
Regal Entertainment Group Class A (b)             265,000              6,179,800

Leisure - Products 1.4%
Harley-Davidson, Inc.                             490,000             25,122,300

Machinery - General Industrial 0.2%
Dover Corporation                                 124,300              4,350,500

Media - Radio/TV 2.2%
Viacom, Inc. Class B (b)                          435,000             19,300,950
Westwood One, Inc. (b)                            555,000             18,548,100
                                                                     -----------
                                                                      37,849,050

-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------

Medical - Biomedical/Genetics 0.8%
Amgen, Inc. (b)                                        120,000      $ 5,025,600
Gilead Sciences, Inc. (b)                              250,000        8,220,000
                                                                    -----------
                                                                     13,245,600

Medical - Drug/Diversified 0.9%
Johnson & Johnson                                      300,000       15,678,000


Medical - Ethical Drugs 2.7%
Forest Laboratories, Inc. (b)                          220,000       15,576,000
Eli Lilly & Company                                     30,000        1,692,000
Pfizer, Inc. (b)                                       560,000       19,600,000
Pharmacia Corporation                                   85,000        3,183,250
Wyeth                                                  140,000        7,168,000
                                                                    -----------
                                                                     47,219,250

Medical - Health Maintenance Organizations 3.7%
Anthem, Inc. (b)                                       300,000       20,244,000
First Health Group Corporation (b)                     200,000        5,608,000
Trigon Healthcare, Inc. (b)                             97,800        9,836,724
UnitedHealth Group, Inc.                               150,000       13,732,500
WellPoint Health Networks, Inc. (b)                    200,000       15,562,000
                                                                    -----------
                                                                     64,983,224

Medical - Hospitals 1.2%
Tenet Healthcare Corporation (b)                       150,000       10,732,500
Triad Hospitals, Inc. (b)                              225,000        9,535,500
VCA Antech, Inc. (b)                                    60,000          951,000
                                                                    -----------
                                                                     21,219,000

Medical - Instruments 0.1%
Beckman Coulter, Inc.                                   40,000        1,996,000


Medical - Outpatient/Home Care 0.5%
Lincare Holdings, Inc. (b)                             250,000        8,075,000


Medical - Products 3.7%
Advanced Neuromodulation Systems, Inc. (b)             400,000       12,200,000
Alcon, Inc. (b)                                        260,000        8,905,000
Charles River Laboratories International, Inc. (b)     485,000       16,999,250
Medtronic, Inc.                                        225,000        9,641,250
St. Jude Medical, Inc. (b)                             225,000       16,616,250
                                                                    -----------
                                                                     64,361,750

Medical - Wholesale Drugs/Sundries 0.8%
AmerisourceBergen Corporation                          175,000       13,300,000


Medical/Dental - Services 3.4%
Dianon Systems, Inc. (b)                                 5,700          304,494
Laboratory Corporation of America Holdings (b)         560,000       25,564,000
Omnicare, Inc.                                         375,000        9,847,500
Quest Diagnostics, Inc. (b)                            275,000       23,663,750
                                                                    -----------
                                                                     59,379,744

Medical/Dental - Supplies 0.5%
Patterson Dental Company (b)                           175,000        8,807,750


Office - Equipment & Automation 0.2%
Pitney Bowes, Inc.                                      90,000        3,574,800


Oil & Gas - Drilling 2.5%
Diamond Offshore Drilling, Inc.                        150,000        4,275,000
ENSCO International, Inc.                              585,000       15,947,100
GlobalSantaFe Corporation                              360,000        9,846,000
Noble Corporation (b)                                  225,000        8,685,000
Pride International, Inc. (b)                          350,000        5,481,000
                                                                    -----------
                                                                     44,234,100

Oil & Gas - Field Services 0.5%
BJ Services Company (b)                                250,000        8,470,000


Oil & Gas - Machinery/Equipment 1.8%
Smith International, Inc. (b)                          370,000       25,230,300
Weatherford International, Ltd. (b)                    150,000        6,480,000
                                                                    -----------
                                                                     31,710,300

Oil & Gas - United States Exploration &
  Production 1.0%
Apache Corporation                                     100,000        5,748,000
XTO Energy, Inc.                                       575,000       11,845,000
                                                                    -----------
                                                                     17,593,000

Paper & Paper Products 0.4%
Kimberly-Clark Corporation                             105,000        6,510,000


Retail - Apparel/Shoe 2.3%
Chicos FAS, Inc. (b)                                   450,000       16,344,000
Christopher & Banks Corporation (b)                    125,000        5,287,500
Coach, Inc. (b)                                        185,000       10,156,500
Ross Stores, Inc.                                      180,000        7,335,000
                                                                    -----------
                                                                     39,123,000

Retail - Consumer Electronics 0.2%
Best Buy Company, Inc. (b)                              80,000        2,904,000


Retail - Department Stores 3.3%
Kohl's Corporation (b)                                 825,000       57,816,000


Retail - Discount & Variety 0.3%
Fred's, Inc.                                           125,000        4,597,500


Retail - Drug Stores 1.3%
Walgreen Company                                       600,000       23,178,000

Retail - Home Furnishings 1.8%
Bed Bath & Beyond, Inc. (b)                            830,000       31,324,200


Retail - Mail Order & Direct 0.5%
MSC Industrial Direct Company, Inc. Class A (b)        300,000        5,850,000
USA Interactive (b)                                     90,000        2,110,500
                                                                    -----------
                                                                      7,960,500

Retail - Major Discount Chains 0.4%
Family Dollar Stores, Inc.                             190,000        6,697,500


Retail - Miscellaneous/Diversified 1.0%
Michaels Stores, Inc. (b)                              285,000       11,115,000
Sonic Automotive, Inc. (b)                             215,000        5,536,250
                                                                    -----------
                                                                     16,651,250

Retail - Restaurants 0.7%
Starbucks Corporation (b)                              225,000        5,591,250
Wendy's International Inc.                             160,000        6,372,800
                                                                    -----------
                                                                     11,964,050

Retail - Super/Mini Markets 0.6%
Whole Foods Marketing, Inc. (b)                        200,000        9,644,000


Retail/Wholesale - Auto Parts 0.8%
AutoZone, Inc. (b)                                     175,000       13,527,500


Retail/Wholesale - Building Products 2.6%
Fastenal Company                                       505,000       19,447,550
The Home Depot, Inc.                                    95,000        3,489,350
Lowe's Companies, Inc.                                 470,000       21,338,000
                                                                    -----------
                                                                     44,274,900

Retail/Wholesale - Computer/Cellular 1.0%
CDW Computer Centers, Inc. (b)                         170,000        7,957,700
Tech Data Corporation (b)                              250,000        9,462,500
                                                                    -----------
                                                                     17,420,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)

                                                 Shares or
                                                 Principal           Value
                                                   Amount           (Note 2)
-------------------------------------------------------------------------------
Retail/Wholesale - Food 1.1%
Performance Food Group Company (b)                   580,000     $   19,638,800

Retail/Wholesale - Office Supplies 1.0%
Office Depot, Inc. (b)                               350,000          5,880,000
Staples, Inc. (b)                                    575,000         11,327,500
                                                                 --------------
                                                                     17,207,500

Steel - Producers 3.3%
Nucor Corporation                                    875,000         56,910,000

Telecommunications - Equipment 0.4%
Harris Corporation                                   175,000          6,342,000

Textile - Apparel Manufacturing 0.4%
Jones Apparel Group, Inc. (b)                        175,000          6,562,500
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,445,836,790)                         1,582,807,874
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.8%
Money Market Funds 4.2%
Strong Heritage Money Fund -
  Institutional Class (d)                         72,700,000         72,700,000

Repurchase Agreements 3.6%
ABN AMRO Inc (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds
  $59,409,455); Collateralized by: United
  States Government & Agency Issues (c)          $59,400,000         59,400,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $2,907,863); Collateralized by:United
  States Government & Agency Issues (c)            2,907,500          2,907,500
                                                                 --------------
                                                                     62,307,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $135,007,500)                    135,007,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,580,844,290)  99.1%      1,717,815,374
Other Assets and Liabilities, Net 0.9%                               15,055,733
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,732,871,107
===============================================================================

-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  Affiliated issuer. (See Note 5 of Notes to Financial Statements.)
(e) All or a portion of security is pledged to cover margin requirements on open futures contracts.



Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                                    (In Thousands, Except Per Share Amounts)

                                                                                    Strong           Strong      Strong Large Cap
                                                                                Discovery Fund   Endeavor Fund     Growth Fund
                                                                                --------------   -------------   ----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $139,839, $4,811 and $690,190, respectively)     $135,860         $4,694        $  710,266
    Affiliated Issuers (Cost of $15,000, $0 and $15,000, respectively)               15,000             --            15,000
  Receivable for Securities Sold                                                      4,744            119            14,309
  Receivable for Fund Shares Sold                                                     1,022             --                 7
  Dividends and Interest Receivable                                                     109              5               373
  Other Assets                                                                           50             11               115
                                                                                   --------         ------        ----------
  Total Assets                                                                      156,785          4,829           740,070

Liabilities:
  Payable for Securities Purchased                                                    6,630             95             4,542
  Payable for Fund Shares Redeemed                                                       36             --               217
  Variation Margin Payable                                                               --             --                65
  Accrued Operating Expenses and Other Liabilities                                       79             14               309
                                                                                   --------         ------        ----------
  Total Liabilities                                                                   6,745            109             5,133
                                                                                   --------         ------        ----------
Net Assets                                                                         $150,040         $4,720        $  734,937
                                                                                   ========         ======        ==========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                    $155,865         $6,605        $1,207,156
  Accumulated Net Investment Loss                                                      (400)           (36)           (1,857)
  Accumulated Net Realized Loss                                                      (1,446)        (1,732)         (489,988)
  Net Unrealized Appreciation (Depreciation)                                         (3,979)          (117)           19,626
                                                                                   --------         ------        ----------
  Net Assets                                                                       $150,040         $4,720        $  734,937
                                                                                   ========         ======        ==========
Capital Shares Outstanding (Unlimited Number Authorized)                              9,587            587            38,352

Net Asset Value Per Share                                                            $15.65          $8.05            $19.16
                                                                                     ======          =====            ======


                       See Notes to Financial Statements.
33

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                     (In Thousands, Except Per Share Amounts)

                                                                        Strong U.S. Emerging   Strong Blue
                                                                             Growth Fund        Chip Fund
                                                                        --------------------   -----------
Assets:
  Investments in Securities, at Value
    (Cost of $67,042 and $280,150, respectively)                               $ 73,993         $271,128
  Receivable for Securities Sold                                                     --            6,539
  Receivable for Fund Shares Sold                                                 1,098               19
  Dividends and Interest Receivable                                                  --              183
  Other Assets                                                                       13               53
                                                                               --------         --------
  Total Assets                                                                   75,104          277,922

Liabilities:
  Payable for Securities Purchased                                                  450            8,237
  Payable for Fund Shares Redeemed                                                   14              265
  Accrued Operating Expenses and Other Liabilities                                   65              275
                                                                               --------         --------
  Total Liabilities                                                                 529            8,777
                                                                               --------         --------
Net Assets                                                                     $ 74,575         $269,145
                                                                               ========         ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                $124,816         $417,602
  Accumulated Net Investment Loss                                                  (770)            (985)
  Accumulated Net Realized Loss                                                 (56,422)        (138,450)
  Net Unrealized Appreciation (Depreciation)                                      6,951           (9,022)
                                                                               --------         --------
  Net Assets                                                                   $ 74,575         $269,145
                                                                               ========         ========
Capital Shares Outstanding (Unlimited Number Authorized)                          6,151           24,849

Net Asset Value Per Share                                                        $12.12           $10.83
                                                                                 ======           ======


                       See Notes to Financial Statements.
34

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                        (In Thousands, Except As Noted)

                                                                            Strong         Strong
                                                                          Enterprise      Growth 20
                                                                             Fund            Fund
                                                                         ------------    ------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $294,634 and $216,340, respectively)       $298,457        $230,946
    Affiliated Issuers (Cost of $0 and $22,500, respectively)                      --          22,500
  Receivable for Securities Sold                                                9,150           2,900
  Receivable for Fund Shares Sold                                               1,439               1
  Dividends and Interest Receivable                                               111              72
  Other Assets                                                                     57              32
                                                                             --------        --------
  Total Assets                                                                309,214         256,451

Liabilities:
  Payable for Securities                                                        5,926           1,364
  Payable for Fund Shares Redeemed                                                402             435
  Accrued Operating Expenses and Other Liabilities                                414             253
                                                                             --------        --------
  Total Liabilities                                                             6,742           2,052
                                                                             --------        --------
Net Assets                                                                   $302,472        $254,399
                                                                             ========        ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                              $630,584        $624,727
  Accumulated Net Investment Loss                                              (2,736)         (2,265)
  Accumulated Net Realized Loss                                              (329,199)       (382,669)
  Net Unrealized Appreciation                                                   3,823          14,606
                                                                             --------        --------
  Net Assets                                                                 $302,472        $254,399
                                                                             ========        ========

Investor Class ($ and shares in full)
  Net Assets                                                             $301,055,589    $245,905,033
  Capital Shares Outstanding (Unlimited Number Authorized)                 15,935,182      20,183,548

  Net Asset Value Per Share                                                    $18.89          $12.18
                                                                               ======          ======

Advisor Class ($ and shares in full)
  Net Assets                                                               $1,416,227      $8,494,121
  Capital Shares Outstanding (Unlimited Number Authorized)                     75,355         698,927

  Net Asset Value Per Share                                                    $18.79          $12.15
                                                                               ======          ======

                       See Notes to Financial Statements.
                                                                             35

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                        (In Thousands, Except As Noted)

                                                                   Strong
                                                                 Growth Fund
                                                                --------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $ 1,508,144)                      $1,645,115
    Affiliated Issuers (Cost of $72,700)                                72,700
  Receivable for Securities Sold                                        26,336
  Receivable for Fund Shares Sold                                          107
  Dividends and Interest Receivable                                        324
  Other Assets                                                             215
                                                                    ----------
  Total Assets                                                       1,744,797

Liabilities:
  Payable for Securities Purchased                                      10,512
  Payable for Fund Shares Redeemed                                         625
  Accrued Operating Expenses and Other Liabilities                         789
                                                                    ----------
  Total Liabilities                                                     11,926
                                                                    ----------
Net Assets                                                          $1,732,871
                                                                    ==========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                     $2,525,258
  Accumulated Net Investment Loss                                      (11,291)
  Accumulated Net Realized Loss                                       (918,067)
  Net Unrealized Appreciation                                          136,971
                                                                    ----------
  Net Assets                                                        $1,732,871
                                                                    ==========

Investor Class ($ and shares in full)
  Net Assets                                                    $1,576,958,059
  Capital Shares Outstanding (Unlimited Number Authorized)         105,051,226

  Net Asset Value Per Share                                             $15.01
                                                                        ======

Institutional Class ($ and shares in full)
  Net Assets                                                      $144,515,483
  Capital Shares Outstanding (Unlimited Number Authorized)           9,470,618

  Net Asset Value Per Share                                             $15.26
                                                                        ======

Advisor Class ($ and shares in full)
  Net Assets                                                       $11,397,564
  Capital Shares Outstanding (Unlimited Number Authorized)             763,648

  Net Asset Value Per Share                                             $14.93
                                                                        ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                   (In Thousands)

                                                                           Strong      Strong U.S.
                                                  Strong       Strong     Large Cap     Emerging
                                                 Discovery    Endeavor     Growth        Growth
                                                   Fund         Fund        Fund          Fund
                                                 ---------    --------    ---------    -----------
Income:
  Dividends - Unaffiliated Issuers
    (net of foreign withholding taxes of
    $1, $0, $9 and $0, respectively)               $  557      $   16      $  2,874       $     9
  Dividends - Affiliated Issuers                        3          --            37            --
  Interest                                            187           2           364            15
                                                   ------      ------      --------       -------
  Total Income                                        747          18         3,275            24


Expenses:
  Investment Advisory Fees                            577          21         2,397           326
  Administrative Fees                                 192           8         1,311           130
  Custodian Fees                                       26          --            31             8
  Shareholder Servicing Costs                         269          15         1,180           276
  Reports to Shareholders                              44           4           180            31
  Federal and State Registration Fees                  15           8            13            12
  12b-1 Fees                                           --           7            --            --
  Other                                                (9)          3            49            12
                                                   ------      ------      --------       -------
  Total Expenses Before Expense Offsets             1,114          66         5,161           795
  Expense Offsets (Note 4)                            (16)        (12)          (44)           (1)
                                                   ------      ------      --------       -------
  Expenses, Net                                     1,098          54         5,117           794
                                                   ------      ------      --------       -------
Net Investment Loss                                  (351)        (36)       (1,842)         (770)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                    (3,244)       (807)      (70,073)       (9,365)
    Futures Contracts                                  --          --        (1,792)           --
                                                   ------      ------      --------       -------
    Net Realized Loss                              (3,244)       (807)      (71,865)       (9,365)
  Net Change in Unrealized
    Appreciation/Depreciation on:
    Investments                                    (3,618)       (320)      (99,876)       (9,674)
    Futures Contracts                                  --          --          (449)           --
                                                   ------      ------      --------       -------
    Net Change in Unrealized
      Appreciation/Depreciation                    (3,618)       (320)     (100,325)       (9,674)
                                                   ------      ------      --------       -------
Net Loss on Investments                            (6,862)     (1,127)     (172,190)      (19,039)
                                                   ------      ------      --------       -------
Net Decrease in Net Assets Resulting
  from Operations                                 ($7,213)    ($1,163)    ($174,032)     ($19,809)
                                                   ======      ======      ========       =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                              (In Thousands)

                                                                  Strong
                                                                 Blue Chip
                                                                   Fund
                                                                 ---------
Income:
  Dividends                                                       $ 1,143
  Interest                                                            154
                                                                  -------
  Total Income                                                      1,297

Expenses:
  Investment Advisory Fees                                            757
  Administrative Fees                                                 454
  Custodian Fees                                                        3
  Shareholder Servicing Costs                                         879
  Reports to Shareholders                                             138
  Brokerage Fees                                                        3
  Other                                                                48
                                                                  -------
  Total Expenses Before Expense Offsets                             2,282
  Expense Offsets (Note 4)                                             (1)
                                                                  -------
  Expenses, Net                                                     2,281
                                                                  -------
Net Investment Loss                                                  (984)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                (16,885)
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                                (21,551)
                                                                  -------
Net Loss on Investments                                           (38,436)
                                                                  -------
Net Decrease in Net Assets Resulting from Operations             ($39,420)
                                                                  =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                      (In Thousands)

                                                                   Strong       Strong
                                                                 Enterprise    Growth 20
                                                                    Fund         Fund
                                                                 ----------    ---------
Income:
  Dividends - Unaffiliated Issuers (net of foreign
    withholding taxes of $3 and $0, respectively)                  $   565      $   293
  Dividends - Affiliated Issuers                                        --           30
  Interest                                                              47          260
                                                                   -------      -------
  Total Income                                                         612          583

Expenses (Note 4):
  Investment Advisory Fees                                           1,281        1,151
  Administrative Fees                                                  513          461
  Custodian Fees                                                        23           12
  Shareholder Servicing Costs                                        1,182          958
  Reports to Shareholders                                              324          201
  Transfer Agency Banking Charges                                        8            5
  Brokerage Fees                                                         4            3
  12b-1 Fees                                                             2           12
  Federal and State Registration Fees                                   18           20
  Other                                                                 19           35
                                                                   -------      -------
  Total Expenses Before Expense Offsets                              3,374        2,858
  Expense Offsets                                                      (26)         (11)
                                                                   -------      -------
  Expenses, Net                                                      3,348        2,847
                                                                   -------      -------
Net Investment Loss                                                 (2,736)      (2,264)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                                    (23,909)     (10,993)
    Written Options                                                     --         (172)
                                                                   -------      -------
    Net Realized Loss                                              (23,909)     (11,165)
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                                 (27,418)     (46,137)
                                                                   -------      -------
Net Loss on Investments                                            (51,327)     (57,302)
                                                                   -------      -------
Net Decrease in Net Assets Resulting from Operations              ($54,063     ($59,566)
                                                                   =======      =======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                              (In Thousands)

                                                                  Strong
                                                                  Growth
                                                                   Fund
                                                                 --------
Income:
  Dividends - Unaffiliated Issuers (net of foreign
    withholding taxes of $3)                                     $  2,699
Dividends - Affiliated Issuers                                         96
Interest                                                              589
                                                                 --------
Total Income                                                        3,384

Expenses (Note 4):
  Investment Advisory Fees                                          7,217
  Administrative Fees                                               2,729
  Custodian Fees                                                       54
  Shareholder Servicing Costs                                       3,699
  Reports to Shareholders                                             826
  Transfer Agency Banking Charges                                      25
  Brokerage Fees                                                        1
  12b-1 Fees                                                           17
  Other                                                               155
                                                                 --------
  Total Expenses Before Expense Offsets                            14,723
  Expense Offsets                                                     (48)
                                                                 --------
  Expenses, Net                                                    14,675
                                                                 --------
Net Investment Loss                                               (11,291)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                (79,555)
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                               (222,009)
                                                                 --------
Net Loss on Investments                                          (301,564)
                                                                 --------
Net Decrease in Net Assets Resulting from Operations            ($312,855)
                                                                 ========

                       See Notes to Financial Statements.
40

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                    Strong Discovery Fund                  Strong Endeavor Fund
                                               ---------------------------------    ---------------------------------
                                               Six Months Ended     Year Ended      Six Months Ended    Period Ended
                                                June 30, 2002      Dec. 31, 2001     June 30, 2002      Dec. 31, 2001
                                               ----------------    -------------    ----------------    -------------
                                                 (Unaudited)                          (Unaudited)         (Note 1)
Operations:
  Net Investment Loss                             ($    351)        ($    730)          ($   36)           ($   46)
  Net Realized Gain (Loss)                           (3,244)           12,134              (807)              (925)
  Net Change in Unrealized Appreciation/             (3,618)           (4,793)             (320)               203
    Depreciation                                   --------          --------            ------             ------

  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        (7,213)            6,611            (1,163)              (768)

Distributions From Net Realized Gains                (4,117)           (2,126)               --                 --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        3,104           (11,628)             (334)             6,985
                                                   --------          --------            ------             ------
Total Increase (Decrease) in Net Assets              (8,226)           (7,143)           (1,497)             6,217

Net Assets:
  Beginning of Period                               158,266           165,409             6,217                 --
                                                   --------          --------            ------             ------
  End of Period                                    $150,040          $158,266            $4,720             $6,217
                                                   ========          ========            ======             ======

                       See Notes to Financial Statements.                     41

--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                 Strong Large Cap Growth Fund       Strong U.S. Emerging Growth Fund
                                               ---------------------------------    ---------------------------------
                                               Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                June 30, 2002      Dec. 31, 2001     June 30, 2002      Dec. 31, 2001
                                               ----------------    -------------    ----------------    -------------
                                                 (Unaudited)                           (Unaudited)
Operations:
  Net Investment Loss                             ($  1,842)         ($  1,059)         ($   770)          ($ 1,337)
  Net Realized Loss                                 (71,865)          (333,687)           (9,365)           (31,131)
  Net Change in Unrealized
    Appreciation/Depreciation                      (100,325)          (179,811)           (9,674)             7,623
                                                   --------           --------           -------            -------
  Net Decrease in Net Assets Resulting from
    Operations                                     (174,032)          (514,557)          (19,809)           (24,845)

Distributions From Net Investment Income                 --                (13)               --                 --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (67,367)           (83,476)            8,085               (420)
                                                   --------           --------           -------            -------
Total Decrease In Net Assets                       (241,399)          (598,046)          (11,724)           (25,265)

Net Assets:
  Beginning of Period                               976,336          1,574,382            86,299            111,564
                                                   --------          ---------           -------            -------
  End of Period                                    $734,937          $ 976,336           $74,575            $86,299
                                                   ========          =========           =======            =======

                                                                                          Strong Blue Chip Fund
                                                                                    ---------------------------------
                                                                                    Six Months Ended     Year Ended
                                                                                     June 30, 2002      Dec. 31, 2001
                                                                                    ----------------    -------------
                                                                                       (Unaudited)         (Note 1)
Operations:
  Net Investment Loss                                                                  ($    984)         ($  1,748)
  Net Realized Loss                                                                      (16,885)          (102,036)
  Net Change in Unrealized
    Appreciation/Depreciation                                                            (21,551)           (23,770)
                                                                                        --------           --------
  Net Decrease in Net Assets Resulting from
    Operations                                                                           (39,420)          (127,554)

Distributions From Net Investment Income                                                      --                 --

Capital Share Transactions (Note 6):
  Net Decrease in Net Assets from Capital
    Share Transactions                                                                   (30,430)           (34,095)
                                                                                        --------           --------
Total Decrease In Net Assets                                                             (69,850)          (161,649)

Net Assets:
  Beginning of Period                                                                    338,995            500,644
                                                                                        --------           --------
  End of Period                                                                         $269,145           $338,995
                                                                                        ========           ========

42
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                   (In Thousands)

                                                             Strong Enterprise Fund                Strong Growth 20 Fund
                                                        ---------------------------------    ---------------------------------
                                                        Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                         June 30, 2002      Dec. 31, 2001     June 30, 2002      Dec. 31, 2001
Operations:
  Net Investment Loss                                      ($  2,736)         ($  5,188)        ($  2,264)         ($  3,798)
  Net Realized Loss                                          (23,909)          (152,907)          (11,165)          (280,352)
  Net Change in Unrealized Appreciation/Depreciation         (27,418)            36,946           (46,137)           (31,027)
                                                            --------           --------          --------           --------
  Net Decrease in Net Assets Resulting from Operations       (54,063)          (121,149)          (59,566)          (315,177)

Distributions From Net Investment Income                          --               --                  --                 --

Capital Share Transactions (Note 6):
  Net Decrease in Net Assets from
    Capital Share Transactions                               (16,868)           (80,437)          (57,814)           (83,414)
                                                            --------           --------          --------           --------
Total Decrease In Net Assets                                 (70,931)          (201,586)         (117,380)          (398,591)

Net Assets:
  Beginning of Period                                        373,403            574,989           371,779            770,370
                                                            --------           --------          --------           --------
  End of Period                                             $302,472           $373,403          $254,399           $371,779
                                                            ========           ========          ========           ========


                                                                                                    Strong Growth Fund
                                                                                             ---------------------------------
                                                                                             Six Months Ended     Year Ended
                                                                                              June 30, 2002      Dec. 31, 2001
                                                                                             ----------------    -------------
                                                                                                (Unaudited)
Operations:
   Net Investment Loss                                                                         ($   11,291)       ($   17,247)
   Net Realized Loss                                                                               (79,555)          (733,019)
   Net Change in Unrealized Appreciation/Depreciation                                             (222,009)          (419,592)
                                                                                                ----------         ----------
   Net Decrease in Net Assets Resulting from Operations                                           (312,855)        (1,169,858)

Distributions:
   From Net Realized Gains:
     Investor Class                                                                                     --             (7,812)
     Institutional Class                                                                                --               (241)
     Advisor Class                                                                                      --                (55)
                                                                                                ----------         ----------
   Total Distributions                                                                                  --             (8,108)

Capital Share Transactions (Note 6):
   Net Decrease in Net Assets from
     Capital Share Transactions                                                                    (63,207)          (146,370)
                                                                                                ----------         ----------
Total Decrease in Net Assets                                                                      (376,062)        (1,324,336)

Net Assets:
   Beginning of Period                                                                           2,108,933          3,433,269
                                                                                                ----------         ----------
   End of Period                                                                                $1,732,871         $2,108,933
                                                                                                ==========         ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

 1.  Organization

     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Discovery Fund/(2)/ (a series of Strong Discovery Fund, Inc./(1)/)
     - Strong Endeavor Fund/(2)/ (a series of Strong Opportunity Fund,
       Inc./(1)/)
     - Strong Large Cap Growth Fund/(2)/ (a series of Strong Large Cap Growth Fund, Inc./(1)/)
     - Strong U.S. Emerging Growth Fund/(2)/ (a series of Strong Equity
       Funds, Inc./(1)/)
     - Strong Blue Chip Fund/(2)/ (a series of Strong Conservative Equity
       Funds, Inc./(1)/)
     - Strong Enterprise Fund/(2)/ a series of Strong Equity Funds, Inc./(1)/)
     - Strong Growth 20 Fund/(3)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Growth Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)

       /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

       /(2)/ Diversified Fund.

       /(3)/ Non-diversified Fund.

     Strong Endeavor Fund commenced operations on April 6, 2001.

     Effective December 27, 2001, Strong Blue Chip Fund merged its Advisor Class into its Investor Class.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted or illiquid securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

         Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

         Each Fund, other than Strong Blue Chip Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually. Strong Blue Chip Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

        Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position.

    (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

    (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

    (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Statements of Operations.

    (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

3.  Related Party Transactions

    The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                    Administrative      Administrative        Administrative
                                                         Fees -              Fees -                Fees -
                                   Advisory Fees    Investor Class    Institutional Class    Advisor Class
                                   Jan. 1, 2002-    Jan. 1, 2002-        Jan. 1, 2002-        Jan. 1, 2002-
                                   June 30, 2002    June 30, 2002        June 30, 2002        June 30, 2002
                                   -------------    --------------    -------------------    --------------
Strong Discovery Fund                  0.75%             0.25%                 *                    *
Strong Endeavor Fund                   0.75%**           0.30%                 *                    *
Strong Large Cap Growth Fund           0.60%***          0.30%                 *                    *
Strong U.S. Emerging Growth Fund       0.75%**           0.30%                 *                    *
Strong Blue Chip Fund                  0.50%             0.30%                 *                    *
Strong Enterprise Fund                 0.75%**           0.30%                 *                  0.30%
Strong Growth 20 Fund                  0.75%**           0.30%                 *                  0.30%
Strong Growth Fund                     0.75%**           0.30%               0.02%                0.30%


  * Does not offer share class.

 ** The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

*** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.

    The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor, if any, are included in Transfer Agency Banking Charges in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

    Next Century Growth Investors, LLC ("Next Century Growth") manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

    Strong Endeavor Fund, Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Endeavor Fund's shares and the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Strong Endeavor Fund and the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended June 30, 2002, Strong Endeavor Fund, Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund incurred 12b-1 fees of $6,868, $1,728, $12,052 and $16,858, respectively.

    The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

    Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002, is as follows:

                                     Payable to      Shareholder Servicing     Transfer Agency     Unaffiliated
                                     Advisor at       and Other Expenses           Banking          Directors'
                                    June 30, 2002       Paid to Advisor       Charges/(Credits)        Fees
                                    -------------    ---------------------    -----------------    ------------
Strong Discovery Fund                  $ 47,160           $  269,043              $ 1,474            $ 2,616
Strong Endeavor Fund                      1,701               14,978                  (17)               339
Strong Large Cap Growth Fund            189,000            1,181,483                7,140             16,137
Strong U.S. Emerging Growth Fund         44,462              277,480                1,271              1,480
Strong Blue Chip Fund                   151,388              881,331                9,296              6,763
Strong Enterprise Fund                  279,804            1,186,358                7,897              6,172
Strong Growth 20 Fund                   137,507              961,413                5,130              6,145
Strong Growth Fund                      554,015            3,699,987               16,337             34,856


--------------------------------------------------------------------------------

4.  Expenses and Expense Offsets

    Class Specific Expenses:

                                                                                    Transfer
                            Administrative      Shareholder       Reports to     Agency Banking    Brokerage
                                 Fees         Servicing Costs    Shareholders       Charges          Fees
                            --------------    ---------------    ------------    --------------    ---------
Strong Enterprise Fund
  Investor Class              $  510,435         $1,180,944        $320,095          $ 7,884         $4,027
  Advisor Class                    2,073              1,388           3,886               13             --
Strong Growth 20 Fund
  Investor Class                 446,336            948,616         192,445            4,940          3,138
  Advisor Class                   14,462              9,659           8,070              190             --
Strong Growth Fund
  Investor Class               2,697,364          3,677,029         776,715               --            576
  Institutional Class             11,390              8,840          47,256           24,460             20
  Advisor Class                   20,230             13,522           2,440              279             --


Expense Offsets:

                                        Expense       Fees Paid
                                      Waivers and    Indirectly by    Directed     Earnings
                                      Absorptions       Advisor       Brokerage    Credits
                                      -----------    -------------    ---------    --------
Strong Discovery Fund                   $   --          $   --         $13,620      $ 2,423
Strong Endeavor Fund                     9,784              17           2,078           30
Strong Large Cap Growth Fund                --              --          39,164        4,402
Strong U.S. Emerging Growth Fund            --              --              --          824
Strong Blue Chip Fund                        3              --              82          705
Strong Enterprise Fund
   Investor Class                           --              --              --           --
   Advisor Class                            --              --              --           --
   Fund Level                               --              --          22,898        3,209
Strong Growth 20 Fund
   Investor Class                           --              --              --           --
   Advisor Class                            --              --              --           --
   Fund Level                               --              --           8,643        2,703
Strong Growth Fund
   Investor Class                           --           8,402              --           --
   Institutional Class                      --              --              --           --
   Advisor Class                            --              --              --           --
   Fund Level                               --              --          29,527       10,468


5.  Investments in Affiliates

    Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002 is as follows:

                                                                                                    Investment
                                    Balance of         Gross        Gross Sales     Balance of         Value          Income
                                   Shares Held       Purchases         and          Shares Held       June 30,     Jan. 1, 2002-
                                   Jan. 1, 2002    and Additions    Reductions     June 30, 2002        2002       June 30, 2002
                                   ------------    -------------    -----------    -------------    -----------    -------------
Strong Discovery Fund
---------------------
Strong Heritage Money Fund -
Institutional Class                     --           15,000,000              --       15,000,000    $15,000,000        $ 2,921

Strong Large Cap Growth Fund
----------------------------
Strong Heritage Money Fund -
Institutional Class                     --           40,000,000      25,000,000       15,000,000     15,000,000         36,516

Strong Growth 20 Fund
---------------------
Strong Heritage Money Fund -
Institutional Class                     --           35,500,000      13,000,000       22,500,000     22,500,000         29,808

Strong Growth Fund
------------------
Strong Heritage Money Fund -
Institutional Class                     --          113,000,000      40,300,000       72,700,000     72,700,000         96,232


--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


6.Capital Share Transactions

                                                       Strong Discovery Fund                   Strong Endeavor Fund
                                                 ---------------------------------       ----------------------------------
                                                 Six Months Ended     Year Ended         Six Months Ended    Period Ended
                                                   June 30, 2002     Dec. 31, 2001         June 30, 2002      Dec. 31, 2001
                                                 ----------------    -------------       ----------------    --------------
                                                    (Unaudited)                             (Unaudited)         (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                         $49,413,967       $78,126,538            $2,222,264        $11,643,272
  Proceeds from Reinvestment of Distributions         4,008,647         2,064,071                    --                 --
  Payment for Shares Redeemed                       (50,318,940)      (91,818,275)           (2,556,140)        (4,658,438)
                                                    -----------       -----------            ----------        -----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                        $ 3,103,674      ($11,627,666)          ($  333,876)       $ 6,984,834
                                                    ===========       ===========            ==========        ===========
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                2,959,590         4,760,206               239,983          1,092,848
  Issued in Reinvestment of Distributions               235,942           124,567                    --                 --
  Redeemed                                           (3,008,008)       (5,579,477)             (278,985)          (467,203)
                                                      ---------         ---------             ---------          ---------
Net Increase (Decrease) in Shares of the Fund           187,524          (694,704)              (39,002)           625,645
                                                      =========         =========             =========          =========

                                                         Strong Large Cap                       Strong U.S. Emerging
                                                           Growth Fund                              Growth Fund
                                                 ---------------------------------       ---------------------------------
                                                 Six Months Ended     Year Ended         Six Months Ended     Year Ended
                                                   June 30, 2002     Dec. 31, 2001         June 30, 2002     Dec. 31, 2001
                                                 ----------------    -------------       ----------------    -------------
                                                    (Unaudited)                             (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                         $28,278,750      $161,060,865           $72,919,769        $72,783,234
  Proceeds from Reinvestment of Distributions                --            12,390                    --                 --
  Payment for Shares Redeemed                       (95,645,752)     (244,549,340)          (64,834,745)       (73,203,437)
                                                    -----------      ------------           -----------        -----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                       ($67,367,002)    ($ 83,476,085)          $ 8,085,024       ($   420,203)
                                                    ===========      ============           ===========        ===========
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                1,259,816         5,658,031             5,182,599          4,508,723
  Issued in Reinvestment of Distributions                    --               521                    --                 --
  Redeemed                                           (4,365,236)       (9,475,540)           (4,719,351)        (4,640,471)
                                                      ---------         ---------             ---------          ---------
Net Increase (Decrease) in Shares of the Fund        (3,105,420)       (3,816,988)              463,248           (131,748)
                                                      =========         =========             =========          =========

                                                                        Strong Blue Chip Fund
                                                                -------------------------------------
                                                                Six Months Ended         Year Ended
                                                                 June 30, 2002          Dec. 31, 2001
                                                                ----------------        -------------
                                                                  (Unaudited)             (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                      $32,638,228           $129,624,862
   Proceeds from Reinvestment of Distributions                             --                     --
   Payment for Shares Redeemed                                    (63,068,446)          (166,768,508)
   Transfer in from Advisor Class (Note 1)                                 --              5,285,905
                                                                  -----------           ------------
   Net Decrease in Net Assets from
     Capital Share Transactions                                  ($30,430,218)           (31,857,741)

ADVISOR CLASS
   Proceeds from Shares Sold                                               --              6,110,196
   Proceeds from Reinvestment of Distributions                             --                     --
   Payment for Shares Redeemed                                             --             (3,061,776)
   Transfer out to Investor Class (Note 1)                                 --             (5,285,905)
                                                                  -----------           ------------
   Net Decrease in Net Assets from
     Capital Share Transactions                                            --             (2,237,485)
                                                                  -----------           ------------
Net Decrease in Net Assets from
   Capital Share Transactions                                    ($30,430,218)         ($ 34,095,226)
                                                                  ===========           ============
Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                             2,769,751              9,012,770
   Issued in Reinvestment of Distributions                                 --                     --
   Redeemed                                                        (5,357,539)           (11,960,671)
   Transfer in from Advisor Class (Note 1)                                 --                287,153
                                                                    ---------             ----------
   Net Decrease in Shares                                          (2,587,788)            (2,660,748)

ADVISOR CLASS
   Sold                                                                    --                403,434
   Issued in Reinvestment of Distributions                                 --                     --
   Redeemed                                                                --               (243,825)
   Transfer out to Investor Class (Note 1)                                 --               (287,614)
                                                                    ---------             ----------
   Net Decrease in Shares                                                  --               (128,005)
                                                                    ---------             ----------
Net Decrease in Shares of the Fund                                 (2,587,788)            (2,788,753)
                                                                    =========             ==========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                            Strong Enterprise Fund                 Strong Growth 20 Fund
                                                      ---------------------------------     ----------------------------------
                                                      Six Months Ended     Year Ended        Six Months Ended     Year Ended
                                                        June 30, 2002     Dec. 31, 2001       June 30, 2002      Dec. 31, 2001
                                                      -----------------  --------------     -----------------  ---------------
                                                         (Unaudited)                           (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                             $63,618,139      $161,713,297         $21,607,610       $212,614,647
   Proceeds from Reinvestment of Distributions                    --                --                  --                 --
   Payment for Shares Redeemed                           (80,796,671)     (243,368,430)        (79,339,774)       306,485,028)
                                                         -----------      ------------         -----------       ------------
   Net Decrease in Net Assets from
     Capital Share Transactions                          (17,178,532)      (81,655,133)        (57,732,164)       (93,870,381)

ADVISOR CLASS
   Proceeds from Shares Sold                                 552,408         1,310,263           1,445,773         13,101,784
   Proceeds from Reinvestment of Distributions                    --                --                  --                 --
   Payment for Shares Redeemed                              (242,423)          (91,675)         (1,527,448)        (2,645,251)
                                                         -----------      ------------         -----------       ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                              309,985         1,218,588             (81,675)        10,456,533
                                                         -----------      ------------         -----------       ------------
Net Decrease in Net Assets from
   Capital Share Transactions                            $16,868,547)    ($ 80,436,545)       ($57,813,839)     ($ 83,413,848)
                                                         ===========      ============         ===========       ============


Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                    3,036,443         6,883,430           1,575,127         10,917,187
   Issued in Reinvestment of Distributions                        --                --                  --                 --
   Redeemed                                               (3,908,694)      (10,336,315)         (5,910,662)       (16,877,575)
                                                           ---------       -----------           ---------         ----------
   Net Decrease in Shares                                   (872,251)       (3,452,885)         (4,335,535)        (5,960,388)

ADVISOR CLASS
   Sold                                                       26,877            56,388             105,437            691,632
   Issued in Reinvestment of Distributions                        --                --                  --                 --
   Redeemed                                                  (11,790)           (4,082)           (116,112)          (164,427)
                                                           ---------       -----------           ----------        ----------
   Net Increase (Decrease) in Shares                          15,087            52,306             (10,675)           527,205
                                                           ---------       -----------           ----------        ----------
Net Decrease in Shares of the Fund                          (857,164)       (3,400,579)         (4,346,210)        (5,433,183)
                                                           =========       ===========           ==========        ==========



                                                                   Strong Growth Fund
                                                            ------------------------------------
                                                            Six Months Ended         Year Ended
                                                              June 30, 2002        Dec. 31, 2001
                                                            ----------------       -------------
                                                              (Unaudited)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                   $126,829,790         $458,158,247
   Proceeds from Reinvestment of Distributions                           --            7,526,108
   Payment for Shares Redeemed                                 (280,627,115)        (687,014,502)
                                                               ------------         ------------
   Net Decrease in Net Assets from
     Capital Share Transactions                                (153,797,325)        (221,330,147)

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                     98,459,397           67,291,045
   Proceeds from Reinvestment of Distributions                           --              121,574
   Payment for Shares Redeemed                                   (7,082,112)          (6,952,735)
                                                               ------------         ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                  91,377,285           60,459,884

ADVISOR CLASS
   Proceeds from Shares Sold                                      2,983,096           17,602,066
   Proceeds from Reinvestment of Distributions                           --               54,703
   Payment for Shares Redeemed                                   (3,770,577)          (3,156,258)
                                                               ------------         ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                    (787,481)          14,500,511
                                                               ------------         ------------
Net Decrease in Net Assets from
   Capital Share Transactions                                  ($63,207,521)       ($146,369,752)
                                                               ============         ============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                           7,526,518           22,154,625
   Issued in Reinvestment of Distributions                               --              420,690
   Redeemed                                                     (16,840,164)         (34,296,975)
                                                                 ----------           ----------
   Net Decrease in Shares                                        (9,313,646)         (11,721,660)

INSTITUTIONAL CLASS
   Sold                                                           5,828,508            3,752,181
   Issued in Reinvestment of Distributions                               --                6,709
   Redeemed                                                        (424,343)            (349,128)
                                                                 ----------           ----------
   Net Increase in Shares                                         5,404,165            3,409,762

ADVISOR CLASS
   Sold                                                             179,176              824,955
   Issued in Reinvestment of Distributions                               --                3,075
   Redeemed                                                        (228,726)            (169,682)
                                                                 ----------           ----------
   Net Increase (Decrease) in Shares                                (49,550)             658,348
                                                                 ----------           ----------
Net Decrease in Shares of the Fund                               (3,959,031)          (7,653,550)
                                                                 ==========           ==========


--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

7.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

8.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002, were as follows:

                                                     Purchases             Sales
                                                   -------------       -------------
Strong Discovery Fund                              $ 335,789,242       $ 342,767,237
Strong Endeavor Fund                                  10,867,157          11,377,333
Strong Large Cap Growth Fund                       2,191,827,017       2,274,097,176
Strong U.S. Emerging Growth Fund                      78,649,064          71,011,017
Strong Blue Chip Fund                                299,458,719         330,076,546
Strong Enterprise Fund                               650,563,816         665,744,471
Strong Growth 20 Fund                                625,340,649         706,886,622
Strong Growth Fund                                 2,359,688,627       2,541,118,544

There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

9.   Income Tax Information
     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                                                          Net Unrealized
                                                               Gross          Gross        Appreciation/
                                             Cost of        Unrealized     Unrealized     (Depreciation)
                                           Investments     Appreciation   Depreciation    on Investments
                                           -----------     ------------   ------------    --------------
Strong Discovery Fund                      $ 154,838,848    $ 3,877,525    $ 7,856,472    ($ 3,978,947)
Strong Endeavor Fund                           4,895,173         83,156        284,587        (201,431)
Strong Large Cap Growth Fund                 756,800,481     45,996,308     77,530,906     (31,534,598)
Strong U.S. Emerging Growth Fund              68,174,102     11,983,511      6,164,192       5,819,319
Strong Blue Chip Fund                        281,693,727      9,816,534     20,382,342     (10,565,808)
Strong Enterprise Fund                       299,475,930     13,837,281     14,856,250      (1,018,969)
Strong Growth 20 Fund                        242,382,230     16,206,372      5,143,002      11,063,370
Strong Growth Fund                         1,637,400,547    146,686,198     66,271,371      80,414,827

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                               Net Capital       Post-
                                                  Loss          October
                                               Carryovers       Losses
                                              -----------     ----------
Strong Discovery Fund*                        $        --     $  446,517
Strong Endeavor Fund                              804,105             --
Strong Large Cap Growth Fund                  325,505,979     18,496,573
Strong U.S. Emerging Growth Fund               43,437,514      2,581,395
Strong Blue Chip Fund                         103,864,534     14,273,403
Strong Enterprise Fund                        295,998,843             --
Strong Growth 20 Fund                         359,171,361      1,445,566
Strong Growth Fund                                     --     31,063,956

*    As of November 30, 2001, the tax year end of the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                            -----------------------------------------------------------------
                                                            June 30,    Dec. 31,    Dec.31,   Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                2002/(b)/     2001       2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $16.84     $16.39     $18.64     $17.95      $17.00      $17.45
Income From Investment Operations:
   Net Investment Income (Loss)                               (0.04)     (0.08)      0.06      (0.17)      (0.07)      (0.16)
   Net Realized and Unrealized Gains (Losses) on Investments  (0.70)      0.76       0.51       1.08        1.26        2.00
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (0.74)      0.68       0.57       0.91        1.19        1.84

Less Distributions:
   From Net Investment Income                                    --         --      (0.04)        --          --          --
   From Net Realized Gains                                    (0.45)     (0.23)     (2.78)     (0.22)      (0.24)      (1.90)
   In Excess of Net Realized Gains                               --         --         --         --          --       (0.39)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (0.45)     (0.23)     (2.82)     (0.22)      (0.24)      (2.29)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $15.65     $16.84     $16.39     $18.64      $17.95      $17.00
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                               -4.6%      +4.2%      +4.0%      +5.3%       +7.0%      +10.9%
   Net Assets, End of Period (In Millions)                     $150       $158       $165       $187        $322        $383
   Ratio of Expenses to Average Net Assets Before Expense      1.5%/*/    1.5%       1.5%       1.4%        1.3%        1.4%
      Offsets
   Ratio of Expenses to Average Net Assets                     1.4%/*/    1.5%       1.5%       1.4%        1.3%        1.4%
   Ratio of Net Investment Income (Loss) to Average Net       (0.5%)/*/  (0.5%)      0.3%      (0.7%)      (0.4%)      (0.9%)
      Assets
   Portfolio Turnover Rate                                   252.2%     501.7%     481.8%     214.0%      185.9%      169.9%


STRONG ENDEAVOR FUND
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                       ------------------------
                                                                         June 30,      Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/     2001/(c)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $9.94         $10.00
Income From Investment Operations:
   Net Investment Loss                                                    (0.06)         (0.06)/(d)/
   Net Realized and Unrealized Losses on Investments                      (1.83)         (0.00)/(e)/
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (1.89)         (0.06)

Less Distributions:
   From Net Investment Income                                                --             --
-----------------------------------------------------------------------------------------------
   Total Distributions                                                       --             --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $8.05          $9.94
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                          -19.0%          -0.6%
   Net Assets, End of Period (In Millions)                                   $5             $6
   Ratio of Expenses to Average Net Assets Before Expense Offsets          2.4%/*/        3.1%/*/
   Ratio of Expenses to Average Net Assets                                 2.0%/*/        2.2%/*/
   Ratio of Net Investment Loss to Average Net Assets                     (1.3%)/*/      (1.2%)/*/
   Portfolio Turnover Rate                                               201.2%         391.8%

/*/  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) For the period from April 6, 2001 (inception) to December 31, 2001.
(d) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(e) Amount calculated is less than $0.005.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                     ------------------------------------------------------------------------------
                                                       June 30,     Dec. 31,     Dec. 31,   Oct. 31,   Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                           2002/(b)/      2001       2000/(c)/    2000       1999       1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $23.55     $34.77       $45.49     $41.52     $29.10     $32.66     $31.36
Income From Investment Operations:
   Net Investment Income (Loss)                          (0.05)     (0.02)        0.01      (0.16)     (0.03)      0.13       0.19
   Net Realized and Unrealized Gains (Losses) on
      Investments                                        (4.34)    (11.20)       (4.81)     12.01      12.84       3.44       6.21
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      (4.39)    (11.22)       (4.80)     11.85      12.81       3.57       6.40

Less Distributions:
   From Net Investment Income                               --      (0.00)/(d)/     --         --         --      (0.14)     (0.19)
   In Excess of Net Investment Income                       --         --           --         --      (0.01)        --      (0.17)
   From Net Realized Gains                                  --         --        (5.92)     (7.88)     (0.38)     (6.89)     (4.74)
   In Excess of Net Realized Gains                          --         --           --         --         --      (0.10)        --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                      --       (0.00)/(d)/ (5.92)     (7.88)     (0.39)     (7.13)     (5.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $19.16     $23.55       $34.77     $45.49     $41.52     $29.10     $32.66
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                         -18.6%     -32.3%       -10.3%     +28.1%     +44.3%     +13.6%     +23.4%
   Net Assets, End of Period (In Millions)                $735       $976      $ 1,574    $ 1,769    $ 1,253       $863       $832
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                      1.2%/*/    1.1%         1.0%/*/    1.0%       1.0%       1.0%       1.1%
   Ratio of Expenses to Average Net Assets                1.2%/*/    1.1%         1.0%/*/    1.0%       1.0%       1.0%       1.1%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets                                          (0.4%)/*/  (0.1%)        0.1%/*/   (0.4%)     (0.1%)      0.4%       0.6%
   Portfolio Turnover Rate                              264.4%     468.7%        68.6%     455.0%     402.3%     267.8%     404.6%


STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                     ------------------------------------------------------
                                                                       June 30,      Dec. 31,      Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/       2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $15.17        $19.17        $19.59        $10.00
Income From Investment Operations:
   Net Investment Loss                                                   (0.13)        (0.23)        (0.19)        (0.11)
   Net Realized and Unrealized Gains (Losses) on Investments             (2.92)        (3.77)         0.22          9.99
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (3.05)        (4.00)         0.03          9.88

Less Distributions:
   From Net Realized Gains                                                  --            --         (0.45)        (0.29)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      --            --         (0.45)        (0.29)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $12.12      $ 15.17        $ 19.17       $ 19.59
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -20.1%        -20.9%         +0.3%        +98.9%
   Net Assets, End of Period (In Millions)                                 $75           $86          $112           $36
   Ratio of Expenses to Average Net Assets Before Expense Offsets         1.8%/*/       1.6%          1.4%          1.9%
   Ratio of Expenses to Average Net Assets                                1.8%/*/       1.6%          1.4%          1.8%
   Ratio of Net Investment Loss to Average Net Assets                    (1.8%)/*/     (1.5%)        (1.2%)        (1.5%)
   Portfolio Turnover Rate                                               83.2%        168.2%        186.8%        281.1%

/*/  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December.
(d) Amount calculated is less than $0.005.


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG BLUE CHIP FUND
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                     --------------------------------------------------------------------
                                                     June 30,  Dec. 31,  Dec. 31,  Oct. 31, Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                         2002/(b)/   2001    2000/(c)/  2000      1999     1998     1997/(d)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $12.36   $16.56   $20.99     $18.10  $13.24      $10.39    $10.00

Income From Investment Operations:
   Net Investment Income (Loss)                        (0.04)   (0.06)   (0.01)     (0.09)  (0.04)       0.10      0.01
   Net Realized and Unrealized Gains (Losses) on
   Investments                                         (1.49)   (4.14)   (3.42)      2.98    4.90        2.86      0.38
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                    (1.53)   (4.20)   (3.43)      2.89    4.86        2.96      0.39

Less Distributions:
   From Net Investment Income                             --       --       --         --   (0.00)/(e)/ (0.11)       --
   From Net Realized Gains                                --       --    (1.00)        --      --          --        --
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    --       --    (1.00)        --   (0.00)/(e)/ (0.11)       --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $10.83   $12.36   $16.56     $20.99  $18.10      $13.24    $10.39
=========================================================================================================================
Ratios and Supplemental Data
   Total Return                                        -12.4%   -25.4%   -16.4%     +16.0%  +36.7%      +28.6%     +3.9%
   Net Assets, End of Period (In Millions)              $269     $339     $499       $616    $485         $90        $5
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                      1.5%*     1.4%     1.1%*      1.1%    1.2%        1.3%      2.0%*
   Ratio of Expenses to Average Net Assets              1.5%*     1.4%     1.1%*      1.1%    1.2%        0.6%      1.0%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                          (0.7%)*   (0.4%)   (0.2%)*    (0.5%)  (0.3%)       0.7%      0.6%*
   Portfolio Turnover Rate                            102.7%    203.9%    21.2%      67.9%   75.4%       46.5%     21.5%

STRONG ENTERPRISE FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                             ----------------------------------------------------
                                                             June 30,   Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                 2002/(b)/    2001      2000     1999     1998/(f)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $22.14     $28.37    $41.24    $14.74     $10.00

Income From Investment Operations:
   Net Investment Loss                                         (0.17)     (0.31)    (0.28)    (0.09)     (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments   (3.08)     (5.92)   (12.04)    27.43       4.75
-----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (3.25)     (6.23)   (12.32)    27.34       4.74

Less Distributions:
   From Net Realized Gains                                        --         --     (0.55)    (0.84)     (0.00)/(e)/
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                            --         --     (0.55)    (0.84)     (0.00)/(e)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $18.89     $22.14    $28.37    $41.24     $14.74
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
   Total Return                                                -14.7%     -22.0%    -29.8%   +187.8%     +47.4%
   Net Assets, End of Period (In Millions)                      $301       $372      $575      $571        $11
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                       2.0%*      1.8%      1.4%      1.4%       2.0%*
   Ratio of Expenses to Average Net Assets                       2.0%*      1.8%      1.4%      1.4%       2.0%*
   Ratio of Net Investment Loss to Average Net Assets           (1.6%)*    (1.2%)    (0.7%)    (1.0%)     (0.9%)*
   Portfolio Turnover Rate/(g)/                                192.8%     629.8%    473.7%    178.1%      95.7%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) In 2000, the Fund changed its fiscal year-end from October to December.
 (d) For the period from June 30, 1997 (inception) to October 31, 1997.
 (e) Amount calculated is less than $0.005.
 (f) For the period from September 30, 1998 (inception) to December 31, 1998.
 (g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ENTERPRISE FUND -- ADVISOR CLASS
-----------------------------------------------------------------------

                                                                              Period Ended
                                                                ---------------------------------------
                                                                   June 30,   Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/     2001     2000/(c)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $22.04     $28.31      $51.32

Income From Investment Operations:
  Net Investment Loss                                                (0.16)     (0.21)      (0.03)
  Net Realized and Unrealized Losses on Investments                  (3.09)     (6.06)     (22.43)
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   (3.25)     (6.27)     (22.46)

Less Distributions:
  From Net Realized Gains                                               --         --       (0.55)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                   --         --        0.55)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $18.79     $22.04      $28.31
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                      -14.8%     -22.2%      -43.7%
  Net Assets, End of Period (In Millions)                               $1         $1          $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets      2.1%*      2.1%        2.0%*
  Ratio of Expenses to Average Net Assets                             2.1%*      2.1%        1.9%*
  Ratio of Net Investment Loss to Average Net Assets                 (1.7%)*    (1.6%)      (1.2%)*
  Portfolio Turnover Rate/(e)/                                      192.8%     629.8%      473.7%


STRONG GROWTH 20 FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
                                                                            Period Ended
                                                        ---------------------------------------------------------------------
                                                           June 30,   Dec. 31,   Dec. 31,  Dec. 31,   Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                              2002/(b)/     2001       2000      1999       1998     1997/(f)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $14.74      $25.13     $30.63    $15.44     $11.31      $10.00

Income From Investment Operations:
  Net Investment Loss                                       (0.11)      (0.15)     (0.10)    (0.08)     (0.08)      (0.01)
  Net Realized and Unrealized Gains (Losses) on
    Investments                                             (2.45)     (10.24)     (3.05)    16.60       4.21        1.40
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (2.56)     (10.39)     (3.15)    16.52       4.13        1.39

Less Distributions:
  In Excess of Net Investment Income                           --          --         --        --      (0.00)/(g)/ (0.08)
  From Net Realized Gains                                      --          --      (2.35)    (1.33)        --          --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          --          --      (2.35)    (1.33)     (0.00)/(g)/ (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.18      $14.74     $25.13    $30.63     $15.44      $11.31
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                             -17.4%      -41.4%     -10.3%   +109.5%     +36.5%      +13.9%
  Net Assets, End of Period (In Millions)                    $246        $361       $766      $466        $71         $60
  Ratio of Expenses to Average Net Assets Before Expense
    Offsets                                                  1.9%*       1.5%       1.3%      1.4%       1.5%        1.4%*

  Ratio of Expenses to Average Net Assets                    1.9%*       1.5%       1.3%      1.4%       1.5%        1.4%*
  Ratio of Net Investment Loss to Average Net Assets        (1.5%)*    ( 0.8%)     (0.4%)    (0.6%)     (0.6%)      (0.3%)*
  Portfolio Turnover Rate/(e)/                              222.4%     658.7%     521.0%    432.3%     541.2%      250.1%

* Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(d) Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from June 30, 1997 (inception) to December 31, 1997.
(g) Amount calculated is less than $0.005.
                        See Notes to Financial Statements

--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND -- ADVISOR CLASS
---------------------------------------------------------------------

                                                                  Period Ended
                                                       -------------------------------
                                                         June 30,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                            2002/(b)/   2001    2000/(c)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $14.69   $25.06    $36.61

Income From Investment Operations:
  Net Investment Loss                                      (0.09)   (0.12)    (0.02)
  Net Realized and Unrealized Losses on Investments        (2.45)  (10.25)    (9.18)
--------------------------------------------------------------------------------------
  Total from Investment Operations                         (2.54)  (10.37)    (9.20)

Less Distributions:
  From Net Realized Gains                                     --       --     (2.35)
--------------------------------------------------------------------------------------
  Total Distributions                                         --       --     (2.35)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $12.15   $14.69    $25.06
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                            -17.3%   -41.4%    -25.2%
  Net Assets, End of Period (In Millions)                     $8      $10        $5
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                                  1.7%*    1.6%      2.0%*
  Ratio of Expenses to Average Net Assets                   1.7%*    1.6%      1.9%*
  Ratio of Net Investment Loss to Average
    Net Assets                                             (1.3%)*  (0.9%)    (1.0%)*
  Portfolio Turnover Rate/(d)/                             222.4%  658.7%    521.0%


STRONG GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                           Period Ended
                                                         -----------------------------------------------------------
                                                         June 30,  Dec. 31,  Dec. 31, Dec. 31, Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                            2002/(b)/   2001      2000     1999     1998       1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $17.68   $27.05    $35.66   $23.25   $18.31     $18.50

Income From Investment Operations:
  Net Investment Loss                                      (0.10)   (0.15)    (0.17)   (0.18)   (0.13)     (0.08)
  Net Realized and Unrealized Gains (Losses) on
    Investments                                            (2.57)   (9.15)    (3.21)   17.08     5.07       3.41
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         (2.67)   (9.30)    (3.38)   16.90     4.94       3.33

Less Distributions:
  From Net Realized Gains                                     --    (0.07)    (5.23)   (4.49)   (0.00)/(e)/(2.70)
  In Excess of Net Realized Gains                             --       --        --       --       --      (0.82)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --    (0.07)    (5.23)   (4.49)   (0.00)/(e)/(3.52)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $15.01   $17.68    $27.05   $35.66   $23.25     $18.31
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
  Total Return                                            -15.1%   -34.4%     -9.2%   +75.1%   +27.0%     +19.1%
  Net Assets, End of Period (In Millions)                 $1,577   $2,022    $3,411   $3,354   $1,835     $1,597
  Ratio of Expenses to Average Net Assets Before
    Expense Offsets                                         1.6%*    1.4%      1.2%     1.2%     1.3%       1.3%
  Ratio of Expenses to Average Net Assets                   1.6%*    1.4%      1.2%     1.2%     1.3%       1.3%
  Ratio of Net Investment Loss to Average Net Assets       (1.2%)*  (0.7%)    (0.6%)   (0.8%)   (0.7%)     (0.5%)
  Portfolio Turnover Rate/(d)/                            126.4%   399.8%    366.3%   324.0%   248.6%     295.7%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Amount calculated is less than $0.005.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                 ---------------------------------
                                                                   June 30,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/    2001     2000/(c)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $17.91     $27.17     $43.74

Income From Investment Operations:
  Net Investment Loss                                               (0.03)     (0.02)     (0.01)
  Net Realized and Unrealized Losses on Investments                 (2.62)     (9.17)    (11.33)
--------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (2.65)     (9.19)    (11.34)

Less Distributions:
  From Net Realized Gains                                              --      (0.07)     (5.23)
--------------------------------------------------------------------------------------------------
  Total Distributions                                                  --      (0.07)     (5.23)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $15.26     $17.91     $27.17
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
  Total Return                                                     -14.8%     -33.8%     -25.7%
  Net Assets, End of Period (In Millions)                            $145        $73        $18
  Ratio of Expenses to Average Net Assets Before Expense Offsets     0.9%*      0.9%       0.8%*
  Ratio of Expenses to Average Net Assets                            0.9%*      0.9%       0.8%*
  Ratio of Net Investment Loss to Average Net Assets                (0.6%)*    (0.3%)     (0.1%)*
  Portfolio Turnover Rate/(d)/                                     126.4%     399.8%     366.3%

STRONG GROWTH FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------
                                                                            Period Ended
                                                                 ---------------------------------
                                                                   June 30,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/    2001     2000/(c)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $17.58     $26.96     $43.74

Income From Investment Operations:
  Net Investment Loss                                               (0.11)     (0.15)     (0.02)
  Net Realized and Unrealized Losses on Investments                 (2.54)     (9.16)    (11.53)
--------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (2.65)     (9.31)    (11.55)

Less Distributions:
  From Net Realized Gains                                              --      (0.07)     (5.23)
--------------------------------------------------------------------------------------------------
  Total Distributions                                                  --      (0.07)     (5.23)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $14.93     $17.58     $26.96
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
  Total Return                                                     -15.1%     -34.5%     -26.2%
  Net Assets, End of Period (In Millions)                             $11        $14         $4
  Ratio of Expenses to Average Net Assets Before Expense Offsets     1.6%*      1.6%       2.0%*
  Ratio of Expenses to Average Net Assets                            1.6%*      1.6%       1.9%*
  Ratio of Net Investment Loss to Average Net Assets                (1.2%)*    (1.0%)     (0.9%)*
  Portfolio Turnover Rate/(d)/                                     126.4%     399.8%     366.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association-- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.


Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.


Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers

    Richard S. Strong, Chairman of the Board
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25406-0602
                                                                SGRO/WH2150 0602